Exhibit 10.1

PURCHASE AND SALE AGREEMENT

By and Among

USA SYNTHETIC FUEL CORPORATION

And its wholly owned subsidiary

LIMA ENERGY COMPANY
as Purchasers

and

GLOBAL ENERGY, INC.
as Seller

Dated  September 24, 2012

PURCHASE AND SALE AGREEMENT

This PURCHASE AND SALE AGREEMENT (“Agreement”) dated September 24, 2012 is made by and among USA Synthetic Fuel Corporation, an Ohio corporation (“USASF” or “Parent”) and its wholly owned subsidiary, Lima Energy Company, an Ohio corporation (“Lima Energy” or “Purchaser” and collectively with Parent, “Purchasers”), and Global Energy, Inc., an Ohio corporation (“Global Energy” or “Seller”).

WHEREAS, Global Energy owns all of the coal resources, reserves and other mineral interests located in Fayette Township, Vigo County, Indiana listed on Exhibit A; and

WHEREAS, Lima Energy wishes to purchase all of the coal resources, reserves and other mineral interests located in Fayette Township, Vigo County, Indiana listed in Exhibit A.

In consideration of the mutual promises and covenants contained in this Agreement, and intending to be legally bound by the terms and conditions of this Agreement, the Parties hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1	Definitions.

In addition to capitalized terms defined elsewhere in this Agreement, the following capitalized terms used in this Agreement have the following meanings for all purposes of this Agreement:

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.  For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise. “Agreement” has the meaning set forth in the preface above.

 “Assumed Liabilities” means all obligations, indebtedness and liabilities of Global Energy under the GEI Notes, the GEI Mortgage and the other GEI Loan Documents.

“Assumption Agreement” means the Assumption Agreement executed by the Seller, substantially in the form of Exhibit D, attached hereto.

 “Business Day” means any day except Saturday, Sunday or any other day, including holidays, on which banks are generally not open for business in the City of Cincinnati, Ohio.

 “Closing” means the sale and purchase of the Coal Asset pursuant to this Agreement.

“Closing Date” means the day upon which the Closing occurs.

“Coal Asset” means the coal resources, reserves and other mineral interests located in Fayette Township, Vigo County, Indiana that are currently owned by Global Energy, as set forth in Exhibit A, attached hereto.

“Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral.

“Environmental Laws” means any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

 “Environmental Matters” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Seller directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Substances, (c) exposure to any Hazardous Substances, (d) the release or threatened release of any Hazardous Substances into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“GEI Loan Documents” has the meaning specified in the Assumption Agreement.

“GEI Mortgage” has the meaning specified in the Assumption Agreement.

“GEI Notes” has the meaning specified in the Assumption Agreement.

“GEI Agent” has the meaning specified in the Assumption Agreement.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

 “Hazardous Materials” means any pollutants, contaminants or hazardous substances (as such terms are defined under CERCLA or any Environmental Law), pesticides, solid wastes and hazardous wastes (as such terms are defined under the federal Resources Conservation and Recovery Act or any Environmental Law), chemicals, other hazardous, radioactive or toxic materials, oil, petroleum and petroleum products (and fractions thereof), asbestos or any other material (or article or mixture containing such material) listed or subject to regulation under any Environmental Law.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Income Tax” or “Income Taxes” means any Taxes imposed on or measured by net income.

 “Indemnified Party” means a Party entitled to, or seeking to assert rights, to indemnification under Article VIII of this Agreement, including all of such Party’s directors, officers, and employees and agents.

“Indemnifying Party” shall have the meaning set forth in Section 8.3.

“Indemnity Claim Notice” shall have the meaning set forth in Section 8.3.

“Knowledge” means, with respect to any Party, and in the case of Global Energy and Lima Energy, shall specifically include all of their respective directors and executive officers, such actual knowledge of the Party or other individual, including such knowledge as that Party or individual would obtain after the exercise of reasonable investigation.

“Lien” means any mortgage, charge, pledge, assignment, encumbrance, lien (statutory or otherwise), title retention agreement or arrangement, restrictive covenant or other encumbrance of any nature or any other arrangement or condition that in substance secures payment or performance of an obligation. The term “Lien” shall include easements, restrictions, servitudes, Permits, conditions, covenants, exceptions and reservations.

 “Losses” shall have the meaning set forth in Section 8.1.

 “NPA Notes Agent” has the meaning specified in the Assumption Agreement.

“Parties” means the parties to this Agreement.

“Permits” means all permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Authorities.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a Governmental Authority.

“Proceeding” has the meaning set forth in Section 3.5 .

“Purchase Price” has the meaning set forth in Section 2.2.

“Purchaser Indemnified Parties” means Purchasers and their Affiliates, their respective officers, managers, members, directors, employees, agents and representatives and the heirs, executors, successors and assigns of any of the foregoing.

“Purchaser Losses” has the meaning specified in Section 8.1.

“Requirement of Law” means as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Subsidiary” means any Person with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or other equity interests or has the direct power to vote or direct the voting of sufficient securities to elect a majority of the directors or managers.

“Tax” or “Taxes” means any and all taxes, charges, fees, levies or other similar assessments or liabilities in the nature of a tax, including, without limitation, income, capital gains, excise, real property, personal property, sales, use, license, withholding, employment, social security, business license, workers compensation, payroll, stamp, franchise and other taxes of any kind whatsoever imposed by the United States of America or any state, local or foreign government, or any agency or political subdivision thereof, and any interest, fines, penalties, assessments or additions to tax imposed with respect to such items or any contest or dispute thereof.

“Transaction Documents” means this Agreement, the Bill of Sale, the General Warranty Deed, the Assumption Agreement, and the other agreements, instruments and documents required to be delivered at the Closing.

1.2           Accounting Terms.  All accounting terms not specifically defined herein shall be construed in accordance generally accepted accounting principles (“GAAP”).

1.3           Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

ARTICLE II
PURCHASE PRICE

2.1.          Sale of Coal Asset.  In exchange for and in consideration of the Purchase Price, to be paid by Purchasers at Closing in accordance with Section 2.2 below, and subject to all other terms and conditions of this Agreement, Global Energy shall sell, transfer, convey and assign and deliver the Coal Asset to Lima Energy.

2.2           Purchase Price.  The Purchasers shall pay to Global Energy aggregate consideration in the amount of Fifty Million Dollars ($50,000,000.00) as follows for the purchase of the Coal Asset:  (i) Lima Energy shall assume the Assumed Liabilities by execution and delivery of the Assumption Agreement, and (ii) USASF shall issue 2.5 million shares of USASF common stock $0.0001 par value, which the Parties mutually value at Ten Dollars ($10.00) per share (the “Shares”) (collectively, the “Purchase Price”).

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER

Except as disclosed in the correspondingly numbered Section of the Disclosure Schedule attached hereto (the “Disclosure Schedule”), Global Energy hereby represents and warrants to Lima Energy as follows:

3.1           Global Energy Ownership of the Coal Asset.  Global Energy has sole and exclusive legal and beneficial title to the Coal Asset, free and clear of any Liens, encumbrances, equities and claims, charges, or pledges of any nature whatsoever (except for the GEI Mortgage), and the consummation of the Closing hereunder will vest good and marketable title in the Coal Asset in Lima Energy, free and clear of any Lien, charge, pledge or encumbrance of any nature whatsoever and claims of any kind (subject to the GEI Mortgage).  Global Energy represents that (i) the Coal Asset is freely assignable by Global Energy to Lima Energy and (ii) Global Energy has not granted any Person (other than Lima Energy) the right or option to acquire the Coal Asset, or any portion thereof.  Global Energy further represents that it has full legal right, power and authority to effect the sale and delivery of the Coal Asset to Lima Energy; and upon the delivery of, against payment for, the Coal Asset pursuant to this Agreement, Lima Energy will acquire good and marketable title thereto, free and clear of any Liens, encumbrances, equities or claims of any third person.

3.2           Organization and Corporate Power of Global Energy.  Global Energy has full corporate power and authority to enter into this Agreement and the other Transaction Documents to which Global Energy is a party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

3.3           Authorization; Enforceability.  The execution and delivery by Global Energy of this Agreement and any other Transaction Document to which Global Energy is a party, the performance by Global Energy of its obligations hereunder and thereunder and the consummation by Global Energy of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Global Energy. This Agreement has been duly executed and delivered by Global Energy, and (assuming due authorization, execution and delivery by Purchasers) this Agreement constitutes a legal, valid and binding obligation of Buyer enforceable against Global Energy in accordance with its terms. When each other Transaction Document to which Global Energy is or will be a party has been duly executed and delivered by Global Energy (assuming due authorization, execution and delivery by each other party thereto), such Transaction Document will constitute a legal and binding obligation of Global Energy enforceable against it in accordance with its terms.

3.4           Approvals; No Conflicts.  The execution, delivery and performance by Global Energy of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws or other organizational documents of Global Energy; (b) conflict with or result in a violation or breach of any provision of any Requirement of Law or Governmental Order applicable to Seller, the Business or the Purchased Assets; (c) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract or Permit to which Global Energy is a party or by which Global Energy or and of its assets are bound or to which the Coal Asset or any part thereof is bound; or (d) result in the creation or imposition of any Lien on the Coal Asset. No consent, approval, Permit, Governmental Order, declaration or filing (including under HSR) with, or notice to, any Governmental Authority is required by or with respect to Global Energy in connection with the execution and delivery of this Agreement or any of the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

3.5           Litigation. There is no action, suit, proceeding, lawsuit, demand, injunction, judgment, order, writ, decree, ruling, determination, award, subpoena, charge or other order by or before any court, arbitrator or Governmental Authority (each, a “Proceeding”) pending against or, to the knowledge of Global Energy, threatened against or affecting Global Energy or the Coal Asset or any part thereof.  There are no outstanding Governmental Orders and no unsatisfied judgments, penalties or awards against, relating to or affecting the Global Energy or any of its assets.

3.6           Title to Coal Asset.  Seller has good and marketable title to, or a valid leasehold interest in, the Coal Asset, free and clear of any Lien or other restriction on transfer.  There are no recorded or unrecorded outstanding options, rights of first offer or rights of first refusal to purchase the Coal Asset or any portion thereof or interest therein.  The Coal Asset is not burdened by any leases or any royalties, overriding royalties, production payments, net profits interests or other burdens upon, measured by or payable out of production.

3.7           Complete and Accurate Information.  No representation or warranty by Global Energy contained in this Agreement, and no statement contained in the Disclosure Schedules or any other documents, certificate or other instrument delivered or to be delivered by or on behalf of Global Energy pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein of therein not misleading.  Global Energy has disclosed to the Purchasers all material information relating to the Coal Asset.

3.8           Accredited Investor; Restricted Stock.  Global Energy represents and warrants that Global Energy:

(i)            is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”);

(ii)           is acquiring the Shares for the Global Energy’s own benefit and account for investment only and not with a view to, or for resale in connection with, a public offering or distribution thereof;

(iii)          has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of purchasing the Shares, including the risk that Global Energy could lose the entire value of the Shares, and has so evaluated the merits and risks of such purchase;

(iv)          has been given access to and an opportunity to examine such documents, materials and information concerning the USASF and its subsidiaries as Global Energy deems to be necessary or advisable in order to reach an informed decision as to an investment in USASF, to the extent that the USASF possesses such information, has carefully reviewed and understands these materials and has had answered to the Global Energy's full satisfaction any and all questions regarding such information;

(v)            has made such independent investigation of USASF, its management, and related matters as Global Energy deems to be necessary or advisable in connection with the purchase of the Shares, and is able to bear the economic and financial risk of acquiring the Shares (including the risk that Global Energy could lose the entire value of the Shares);

(vi)           has not been offered the Shares by any means of general solicitation or general advertising; and

(vii)          it is aware that the Shares issued to it herein will be issued subject to an exemption from registration under the Securities Act and accordingly, will constitute restricted stock, subject to the provisions of Rule 144 promulgated under the Securities Act.

3.9           Environmental Matters.  Global Energy has complied and is in compliance with, in all material respects, all Environmental Laws in respect of the Coal Asset and has no Knowledge of any Environmental Matters in respect of the Coal Asset.  There are no Hazardous Materials on any of the land comprising the Coal Asset and no such Hazardous Materials have been used in the connection with the exploitation of the Coal Asset.  Global Energy has not received from any Person, with respect to the Coal Asset or its business, any: (i) written directive, notice of violation or infraction, or notice respecting any Environmental Matter or any actual or alleged non-compliance with any Environmental Law; or (ii) written request for information pursuant to any Environmental Law.

3.10         Taxes.  Seller has no Knowledge of any Tax liabilities in respect of the Coal Asset.  There are no Liens for Taxes upon the Coal Asset or any part thereof, nor is any taxing authority in the process of imposing any Lien for Taxes on the Coal Asset or any part thereof.

3.11         No Violation of Laws.  Seller is not in violation of any applicable Requirement of Law with respect to its ownership or operation of the Coal Asset.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PURCHASERS

Lima Energy hereby represents and warrants to Global Energy as follows:

4.1           Organization and Corporate Power; No Violations. Lima Energy is a corporation duly organized, validly existing and in good standing under the laws of Ohio. Lima Energy has all required corporate power and authority to own its property, to carry on its business as presently conducted or contemplated, to enter into and perform this Agreement, and generally to carry out the transactions contemplated hereby.  Lima Energy has all requisite corporate power and authority to execute and deliver this Agreement and to perform fully its obligations hereunder.

USASF hereby represents and warrants to Global Energy as follows:

4.3           Organization and Corporate Power; No Violations.  USASF is a corporation duly organized, validly existing and in good standing under the laws of Delaware.  USASF has all required corporate power and authority to own its property, to carry on its business as presently conducted or contemplated, to enter into and perform this Agreement, and generally to carry out the transactions contemplated hereby.  The Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and to perform fully its obligations hereunder.

4.4           Due Authorization to Issue Shares.  USASF has taken all corporate action necessary to duly authorize the issuance of the Shares to Global Energy.  The Shares have been duly issued in accordance with all Requirements of Law and have been duly authorized, validly issued, and are fully paid and nonassessable.

ARTICLE V
CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASERS

The obligation of Lima Energy and USASF to consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver on or prior to the Closing Date of all of the following conditions.  The Purchasers shall have the right to waive any condition not so satisfied.

5.1           Representations and Warranties; Performance of Obligations.  Any of the representations and warranties of Global Energy, set forth in this Agreement that are qualified as to materiality shall be true and correct in all respects, and all other representations and warranties of Global Energy set forth in this Agreement shall be true and correct in all material respects, in each case, as of the date of this Agreement and as of the Closing as though such representations and warranties had been made on and as of the Closing, except those representations and warranties which address matters only as of a particular date (in which case such representations and warranties shall be true and correct as of such date).  All of the terms, covenants and conditions of this Agreement to be complied with or performed by Global Energy, as applicable, on or before the Closing shall have been duly complied with or performed in all material respects.

5.2           No Litigation. No Proceeding before a court or any other Governmental Authority shall have been instituted or threatened, or resulted in any judgment, order, consent decree, stipulation, injunction or other outcome, the effect of which would be to (i)  restrain or prohibit the transactions contemplated by this Agreement or any other Transaction Document, or  (ii) cause the transactions contemplated by this Agreement to be rescinded following consummation.

5.3           Approval of Agreement and Transaction by Lima Energy Board of Directors.  The formal approval of this Agreement and Transaction by the Board of Directors of each of the Purchasers is a condition precedent to the Closing.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

The obligation of Global Energy to consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver on or prior to the Closing Date of all of the following conditions. Global Energy shall have the right to waive any condition not so satisfied.

6.1           Representations and Warranties; Performance of Obligations. Any of the representations and warranties of Purchasers set forth in this Agreement shall be true and correct in all respects, as of the date of this Agreement and as of the Closing as though such representations and warranties had been made on and as of the Closing, except those representations and warranties which address matters only as of a particular date (in which case such representations and warranties shall be true and correct as of such date).  All of the terms, covenants and conditions of this Agreement to be complied with or performed by Purchasers on or before the Closing shall have been duly complied with or performed in all material respects.

6.2           No Litigation. No Proceeding before a court or any other Governmental Authority shall have been instituted or threatened, or resulted in any judgment, order, consent decree, stipulation, injunction or other outcome, the effect of which would be to (i)  restrain or prohibit the transactions contemplated by this Agreement or any of the other Transaction Documents, or (ii)  cause the transactions contemplated by this Agreement to be rescinded following consummation;

6.3           Approval of Agreement and Transaction by Global Energy Board of Directors.  The formal approval of this Agreement and Transaction by the Board of Directors of Global Energy is a condition precedent to the Closing.

ARTICLE VII
CLOSING DELIVERABLES

7.1.          Deliverables of Global Energy.  At the Closing, Global Energy shall deliver the following documents to Lima Energy:

(a) a certificate, dated as of the Closing Date and signed by the Secretary of Global Energy, certifying as to (i) resolutions of the board of directors approving the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby, and (ii) the incumbency and signatures of the officers of Global Energy executing this Agreement and any other certificate or document delivered in connection herewith;

(b) good standing certificates for Global Energy from the Secretary of State of Ohio, issued within five (5) days of the Closing Date;

(c)  a duly executed bill of sale and assignment, in the form attached hereto as Exhibit B (the “Bill of Sale”), transferring all personal property included in the Coal Asset;

(d) a general warranty deed duly executed by Global Energy conveying the Coal Asset to Lima Energy, in the form of Exhibit C (the “General Warranty Deed”) and duly executed an notarized by the Seller;

(e) any other document required to be delivered pursuant to this Agreement.

7.2.          Deliverables of Purchasers.  At the Closing, Purchasers shall deliver the following to Global Energy:

(a) a certificate dated as of the Closing Date and signed by the Secretary of Lima Energy certifying as to (i) resolutions of the board of directors approving the execution, delivery and performance of this Agreement and the other Transaction Documents to which Lima Energy is a party and the consummation of the transactions contemplated hereby, and (ii) the incumbency and signatures of the officers of Lima Energy executing this Agreement and any other certificate or document delivered in connection herewith;

(b)  a good standing certificate, from the Secretary of State of  Ohio within five days of closing;

(c)  certificate representing ownership of the Shares;

(d) the Assumption Agreement duly executed and notarized by Lima Energy; and

(e)  any other document required to be delivered pursuant to this Agreement.

ARTICLE VIII
INDEMNIFICATION

8.1           Indemnification Obligation of Global Energy.  Global Energy shall indemnify, defend and hold harmless Purchaser Indemnified Parties from, against, and in respect of, any and all claims, liabilities, obligations, damages, losses, costs, expenses, penalties, fines and judgments (at equity or at law, including statutory and common) and damages whenever arising or incurred (including amounts paid in settlement, costs of investigation and reasonable attorneys' fees and expenses) (collectively, “Losses”) arising out of or relating to:

8.1.1	any material breach of any representation or warranty made by Global Energy in this Agreement;

8.1.2	any material breach of any covenant, agreement or undertaking made by Global Energy in this Agreement;

8.1.3
any claims made against Purchasers in pending or future suits, actions investigations, Environmental Matters or other legal, governmental or administrative proceedings, including any Taxes or other Liabilities arising out of or relating to Global Energy’s ownership of the Coal Asset prior to the Closing Date.

Notwithstanding the foregoing, Global Energy shall not be required to indemnify any Purchaser Indemnified Party to the extent that such Losses arise out of or result from (x) the gross negligence, recklessness, violation of any applicable laws or willful misconduct of any Purchaser Indemnified Party, or (y) any material breach of this Agreement by Purchasers.

The Losses of the Purchaser Indemnified Parties described in this Section 8.1 as to which the Purchaser Indemnified Parties are entitled to indemnification are collectively referred to as “Purchaser Losses”.  The obligation of Global Energy to indemnify any Purchaser Indemnified Party against any Purchaser Losses shall be reduced (i) by the net amount, after all reasonable costs, fees and expenses of collection, of any proceeds of insurance from a third party as a direct result of the event giving rise to the claim for indemnification and (ii) to take into account any net tax benefits actually received by the Purchaser Indemnified Party as a result of any Purchaser Losses.

8.2           [Reserved]

8.3           Indemnification Procedure.

8.3.1
Promptly following receipt by an Indemnified Party of a copy of a complaint or of notice by a third party of any complaint or of the commencement of any audit, investigation, action or proceeding with respect to which such Indemnified Party may be entitled to receive payment from the other Party for any Purchaser Loss, such Indemnified Party shall notify Global Energy (the "Indemnifying Party"), in writing (the "Indemnity Claim Notice") of such complaint or of notice of the commencement of such audit, investigation, action or proceeding; provided, however, that the failure to so notify the Indemnifying Party shall relieve the Indemnifying Party from liability hereunder with respect to such claim only if, and only to the extent that, such failure to so notify the Indemnifying Party results in the Indemnifying Party being deprived of its right to recover any payment under its applicable insurance coverage, if any, or the Indemnifying Party being deprived of, or being practically unable to assert, rights and defenses otherwise available to the Indemnifying Party with respect to such claim, and provided further, it being agreed that Indemnity Claim Notices must be delivered prior to the expiration of the applicable Claims Period.  The Indemnity Claim Notice shall set forth the identity of the third party claimant, a summary (to the extent then known by the Indemnified Party) of the allegations and nature of the complaint or such audit, investigation, action or proceeding and of the amount asserted in such complaint or of such audit, investigation, action or proceeding, and the provision or provisions under this Agreement which form the basis for the indemnity claim being made by the Indemnified Party.  The Indemnifying Party shall have the right, by written notice to the Indemnified Party given within twenty (20) days after receiving the Indemnity Claim Notice, to assume full responsibility for any Purchaser Losses resulting from such complaint or such audit, investigation, action or proceeding, to assume the defense of such audit, investigation, action or proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of the fees and disbursements of such counsel.  In the event, however, that the Indemnifying Party declines or fails to assume the defense of such complaint or the audit, investigation, action or proceeding on the terms provided above or to employ counsel reasonably satisfactory to the Indemnified Party, in either case within such 20-day period, then the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for the Indemnified Party as incurred; provided, however, that the Indemnifying Party shall not be required to pay the fees and disbursements of more than one counsel for all Indemnified Parties in any jurisdiction in any single audit, investigation, action or proceeding.  In any audit, investigation, action or proceeding for which indemnification is being sought hereunder the Indemnified Party or the Indemnifying Party, whichever is not assuming the defense of such action, shall have the right to participate in such matter and to retain its own counsel at such Party's own expense.  The Indemnifying Party or the Indemnified Party (as the case may be) shall at all times use reasonable efforts to keep the Indemnifying Party or Indemnified Party (as the case may be) reasonably apprised of the status of the defense of any matter the defense of which it is maintaining and to cooperate in good faith with each other with respect to the defense of any such matter.

8.3.2
No Indemnified Party may settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder without the prior written consent of the Indemnifying Party, unless (i) the Indemnifying Party fails to assume and maintain the defense of such claim pursuant to Article 8.3.1 and (ii) such settlement, compromise or consent includes an unconditional release of the Indemnifying Party and its officers, members, managers, directors, and employees and affiliates from all liability arising out of such claim.  An Indemnifying Party may not, without the prior written consent of the Indemnified Party, settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder unless (x) such settlement, compromise or consent includes an unconditional release of the Indemnified Party and its officers, members, managers, directors, employees and affiliates from all liability arising out of such claim, (y) does not contain any admission or statement suggesting any wrongdoing or liability on behalf of the Indemnified Party and (z) does not contain any equitable order, judgment or term that in any manner affects, restrains or interferes with the business of the Indemnified Party or any of the Indemnified Party's affiliates.

8.3.3
In the event an Indemnified Party claims a right to payment pursuant hereto not involving a claim by a third party, such Indemnified Party shall send written notice of such claim to the appropriate Indemnifying Party.  Such notice shall specify the basis for and, to the extent then known by the Indemnified Party, the amount of such claim.  Notices for claims pursuant to this Article 8.3.3 must be delivered prior to the expiration of the applicable Claims Period.  In the event the Indemnifying Party does not notify the Indemnified Party within thirty (30) days following its receipt of such notice that the Indemnifying Party disputes its liability to the Indemnified Party under this Article 8 or the amount thereof, the claim specified by the Indemnified Party in such notice shall be conclusively deemed a liability of the Indemnifying Party under this Article VIII, and the Indemnifying Party shall pay the amount of such liability to the Indemnified Party on demand or, in the case of any notice in which the amount of the claim (or any portion of the claim) is estimated, on such later date when the amount of such claim (or such portion of such claim) becomes finally determined.  In the event the Indemnifying Party has timely disputed its liability with respect to such claim as provided above, as promptly as possible, such Indemnified Party and the Indemnifying Party shall establish the merits and amount of such claim (by mutual agreement, litigation, arbitration or otherwise) and, within five (5) Business Days following the final determination of the merits and amount of such claim, the Indemnifying Party shall pay to the Indemnified Party immediately available funds in an amount equal to such claim as determined hereunder.

ARTICLE IX
 GENERAL

9.1           Expenses.  All costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

9.2           Notices.  All notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered by hand, by telecopy, by express overnight courier service or mailed by first class mail, postage prepaid, and shall be given, if to Global Energy, to:

Global Energy, Inc.
312 Walnut Street, Suite 1600
Cincinnati, OH 45202
Attn:  H. H. Graves
Fax: (513) 621-5947
Email:  HHG@globalenergyinc.com

if to Lima Energy, to:

Lima Energy Company
312 Walnut Street, Suite 1600
Cincinnati, Ohio  45202
Attn: Harry Graves
Fax:  513-621-5947
Email:  HHG@globalenergyinc.com

If to USASF, to:

USA Synthetic Fuel Corporation
312 Walnut Street, Suite 1600
Cincinnati, Ohio 45202
Attn:  Harry H. Graves
Fax:  513-621-5947
Email:  HHG@globalenergyinc.com

Notices provided shall be deemed delivered upon personal delivery, receipt by telecopy or overnight mail, or 48 hours after deposit in the mail in accordance with the above.

9.3           Review by, and Consultation with, Counsel. The Parties hereby acknowledge that they have had the opportunity to review the Agreement with their legal counsel, and that they have had the opportunity to seek the advice of their legal counsel prior to entering into this Agreement and prior to the Closing.

9.4           No Conditions to Effectiveness; Entire Agreement.  This Agreement, together with any instruments and other documents hereby contemplated to be executed and delivered in connection herewith, contains the entire agreement and understanding of the Parties hereto, and supersedes any prior agreements or understandings between or among them, with respect to the subject matter hereof.

9.5           Amendments and Waivers.  Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of Seller and Purchasers.  No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

9.6           Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

9.7           Captions.  The captions of the sections, subsections and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

9.8           Severability.  Each provision of this Agreement shall be interpreted in such manner as to validate and give effect thereto to the fullest lawful extent, but if any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, such provision shall be ineffective only to the extent so determined and such invalidity or unenforceability shall not affect the remainder of such provision or the remaining provisions of this Agreement.

9.9           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Ohio without giving effect to any choice or conflict of law provision or rule (whether of the State of Ohio or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Ohio.  Each of the parties hereby irrevocably submits to the jurisdiction of any United States federal court sitting in Ohio in any action, suit or proceeding brought against it by the other party under this Agreement.

9.10         Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that Purchasers may collaterally assign and grant a security interest in this Agreement to any lender or other credit provider (or any agent of any such lender or other credit provider) to Lima Energy.  No assignment shall relieve the assigning party of any of its obligations hereunder.

9.11         Survival of Representations and Warranties.  All representations and warranties by Global Energy and Lima Energy shall survive the Closing.

9.12     Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.12.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

GLOBAL ENERGY, INC.

By:	/s/ H. H. Graves
	Name:	H. H. Graves
	Title:	President & CEO

LIMA ENERGY COMPANY

By:	/s/ H. H. Graves
	Name:	H. H. Graves
	Title:	Chairman

USA SYNTHETIC FUEL CORP.

By:	/s/ H. H. Graves
	Name:	H. H. Graves
	Title:	Chairman

Signature Page

EXHIBIT A

Section (A).  The real and personal property, rights, titles, interests and estates described in the following paragraphs (a) through (j) (collectively called the “Coal Asset”):

(a)  All rights, titles, interests and estates now owned by Seller in and to the coal leases and/or coal and other mineral leases, other mineral properties, mineral estates, mineral servitudes and/or mineral rights, “as extracted collateral” (as defined in the Uniform Commercial Code as in effect in the State of Indiana) and other interests and estates and the lands and premises covered or affected thereby which are described on Section (B) hereof without regard to any limitations as to specific lands or depths that may be set forth in Section B of this Exhibit A (collectively called the “Coal Reserves”) or which Coal Reserves are otherwise referred to herein, and specifically, but without limitation, the undivided interests of Seller which are more particularly described on attached Section B hereto;

(b) All rights, titles, interests and estates now owned by Seller in and to (i) the properties now or hereafter pooled or unitized with any Coal Reserves; (ii) all presently existing or future unitization, communitization, pooling agreements and designations, orders or declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, State or other governmental body or agency having jurisdiction and any units created solely among working interest owners pursuant to operating agreements or otherwise) which may affect all or any portion of the Coal Reserves; (iii) all operating agreements, production sales or other contracts, processing agreements, transportation agreements, farm-out agreements, farm-in agreements, water disposal agreements, area of mutual interest agreements and other agreements described or referred to in this Agreement or which relate to any of the Coal Reserves or interests in the Coal Reserves described or referred to herein or in Section B of this Exhibit A or to the production, sale, purchase, mining, extraction, exchange, processing, handling, storage, transporting or marketing of the Coal (as defined in paragraph (c) below) from or attributable to such Coal Reserves or interests; (iv) all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Coal Asset, the Coal, or any other item of property which are in the possession of Seller or in which Seller can otherwise grant a security interest, and all books, files, records, magnetic media, computer records, and other forms of recording or obtaining access to such data; and (v) the Coal Reserves described on attached Section B of this Exhibit A even though Seller’s interests therein be incorrectly described or a description of a part or all of such Coal Reserves or Seller’s interests therein be omitted; it being intended by Seller and Purchasers herein to cover and affect hereby all interests which Seller may now own or may hereafter acquire in and to the Coal Reserves notwithstanding that the interests as specified in Section B of this Exhibit A may be limited to particular lands, specified depths or particular types of property interests;

(c)  All rights, titles, interests and estates owned by Seller in and to all coal and as-extracted collateral and all products refined or produced therefrom and all other minerals (collectively called the “Coal”) in and under the real estate described in Section (B) of this Exhibit A and which may be produced and saved from or attributable to the Coal Reserves, the lands pooled or unitized therewith and Seller’s interests therein, including all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Coal, the Coal Reserves, the lands pooled or unitized therewith and Seller’s interests therein, together with the right to demand, receive, collect and enforce the payment of proceeds from all mineral rights (including, without limitation, the Coal Reserves) now produced from the Coal Asset;

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(d)  All rights, titles, interests and estates now owned by Seller in and to all surface fees and fee estates described in Section B of this Exhibit A, equipment yards, office sites, improvements, and buildings or structures located thereon, whether such surface fees, fee estates, equipment yards, office sites, or buildings or structures are fee simple estates, leasehold estates or otherwise, together with all present and future rights, titles, easements and estates now owned by Seller under or in connection with such interest (all of which properties described in this Section A are referred to collectively as the “Surface Rights”);

(e)  All tenements, hereditaments, appurtenances, mining rights and properties in anywise appertaining, belonging, affixed or incidental to the Coal Reserves, rights, titles, interests and estates described or referred to in paragraphs (a) and (b) above, which are owned by Seller, including, without limitation, any and all property, real or personal (including all equipment and machinery), owned and situated upon, used, held for use, or useful in connection with the operating, working, extraction, treatment, marketing, gathering, transporting or development of any of such Coal Reserves or the lands pooled or unitized therewith and including any and all surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties;

(f) All of the rights, titles and interests of every nature whatsoever owned by Seller in and to the Coal Reserves rights, titles, interests and estates and every part and parcel thereof; all rights of Seller to Liens and security interests securing payment of proceeds from the sale of production from the Coal Asset, including, but not limited to, those Liens and security interests provided in §9.319 of the applicable Uniform Commercial Code, as amended from time to time, any other statute enacted in the jurisdiction in which the Coal Reserves are located or statute made applicable to the Coal Reserves under federal law (or some combination of federal and state law); together with any and all renewals and extensions of any of the Coal Reserves rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above;

(g)  All accounts, contract rights, inventory, choses in action (i.e., rights to enforce contracts or to bring claims thereunder), commercial tort claims, general intangibles, insurance contracts, insurance policies, goods, equipment, condemnation proceeds, condemnation awards, and insurance proceeds (regardless of whether the same arose, and/or the events which gave rise to the same occurred, on or before or after the date hereof) and all proceeds and products thereof and payments in lieu of production, whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, or other assets and regardless of whether such payments accrued, and/or the events which gave rise to such payments occurred, on or before or after the date hereof, including, without limitation, “take or pay” payments and similar payments, payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or similar obligations or other obligations under a production sales contract, payments received in buyout or buydown or other settlement of a production sales contract, and payments received under a balancing or similar agreement as a result of (or received otherwise in settlement of or pursuant to judgment rendered with respect to) rights held by Seller as a result of Seller (and/or its predecessors in title) taking or having taken less coal from lands covered by a Coal Reserves (or lands pooled or unitized therewith) than its ownership of such Coal Reserves would entitle it to receive;

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(h)  All licenses, Permits and other regulatory approvals held by Seller relating to the Coal Asset;

(i)   All of the files, records, information and data, whether written or electronically stored, primarily relating to the Assets in Seller’s or its Affiliates’ possession, including:  (i) land and title records (including abstracts of title, title opinions and title curative documents); (ii) contract files; (iii) correspondence; (iv) operations, environmental and production records; (v) facility and Coal Reserve records; (vi) geologic technical data, including logs, maps and Seller’s interpretations thereof; and (vii) copies of any environmental studies that have been prepared with respect to the Coal Assets; and

(j)  All proceeds of all of the rights, titles and interests of Seller described in the foregoing paragraphs (a) through (i) above, whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, payment intangibles, general intangibles, fixtures, real/immovable property, personal/movable property or other assets

Section (B).

FAYETTE TOWNSHIP

Tract 1 - Commencing at the northwest corner of the northwest quarter of Section 24, Township 13 North, Range 10 West, and running thence south 65-1/3 rods; thence east 90 rods; thence north 65-1/3 rods; thence west to the place of beginning; also,

Tract 2 - The north half of the east half of the southwest quarter of Section 24, Township 13 North, Range 10 West, containing 40 acres, more or less; also,

Tract 3 - The West half of the southwest quarter of Section 24, Township 13 North, Range 10 West,  consisting of 80 acres, more or less; also,

Tract 4 - The south half of the southwest quarter of Section 13, Township 13 North, Range 10 West, consisting of 80 acres, more or less; also,

Tract 5 - The south half of the northeast quarter and the north half of the southeast quarter of Section 23, Township 13 North, Range 10 West; also,

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Tract 6 - Commencing at a point 19 ½  rods south of the northwest corner of the southwest quarter of the northwest quarter of Section 24, Township 13 North, Range 10 West, thence due south on the west section line of said Section 24 to the southwest corner of said northwest quarter; thence due east to the southeast corner of the aforesaid southwest quarter of the said northwest quarter; thence due north to the center of Coal Creek and thence in a northwesterly direction following the meanderings of said Coal Creek, to the place of beginning.

Tract 7 - The south half of the north half of the southwest quarter of Section 13, Township 13 North, Range 10 West except the coal of the Coal Creek vein of coal under the surface of 1 (1) acre of ground under and about the buildings now location of said premises, consisting of 40 acres, more or less; also,

Tract 8 - Eight and eight-ninths (8-8/9) acres off of the north end of the northwest quarter of the northwest quarter of Section 25, Township 13 North, Range 10 West; also,

Tract 9 - The southeast quarter of the southeast quarter of Section 14, Township 13 North, Range 10 West; also the northeast quarter of the northeast quarter of Section 23, Township 13 North, Range 10 West, except that portion of said quarter section last-above described lying west of the creek in the southwest corner thereof consisting of about one (1) acre; the whole consisting of 39 acres, more or less; also,

Tract 10 - The east half of the southwest quarter of Section 14, Township 13 North, Range 10 West, consisting of 80 acres, more or less; also,

Tract 11 - The west half of the southeast quarter of Section 14, Township 13 North, Range 10 West, also the northwest quarter of the northeast quarter of Section 23 in said township and range; also all that part of the northeast quarter of the northeast quarter of Section 23, Township 13 North, Range 10 West, which lies west of the creek running through said quarter, containing one (1) acre, more or less, in the southeast corner of said section, in all containing 121 acres, more or less; also,

Tract 12 - Commencing 65-1/3 rods south of the northwest corner of Section 24, Township 13 North, Range 10 West; thence running east 90 rods; thence south to the center of Coal Creek; thence northwesterly with the meanderings of said creek to the west line of said Section 24; thence north to the place of beginning, containing 38 acres, more or less; also,

Tract 13 - The north half of the north half of the southwest quarter of Section 13, Township 13 North, Range 10 West, except the coal of the Coal Creek vein of coal under the surface of one (1) acre of ground under and about the building now located on said premises.

Tract 14 - The north east quarter of the southeast quarter in Section 14, Township 13 North, Range 10 West, containing 40 acres, more or less.

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Tract 15 - The Northeast Quarter of the Northwest Quarter of Section 23, Township 13 North, Range 10 West, consisting of 40 acres, more or less.

Tract 16 - The Southeast Quarter of the Southwest Quarter of Section 24, Township 13 North, Range 10 West, consisting of 40 acres, more or less.

Tract 17 - The East half (1/2) of the Southeast quarter (1/4) of the Southeast quarter (1/4) of Section twenty-two (22), Township thirteen (13) North, Range ten (10) West of the Second Principal meridian; also twelve (12) acres off the North side of the Northeast quarter (1/4) of the Northeast quarter (1/4) of section twenty-seven (27) in Township thirteen (13) North, Range ten (10) West of the Second Principal Meridian, containing in all thirty-two (32) acres; also

Tract 18 - The South half (1/2) of the Southwest quarter (1/4) and the Southwest quarter (1/4) of the Southeast quarter (1/4), and the West half (1/2) of the Southeast quarter (1/4) of the Southeast quarter (1/4), all in Section twenty-two (22) Township thirteen (13) North of Range ten (10) West, containing one hundred forty (140) acres, more or less; also

Tract 19 - Five (5) acres off the West side of the Southwest quarter (1/4) of the Northeast quarter (1/4) of Section twenty-two (22) of Township thirteen (13) North of Range ten (10) West, except one acre in the Northwest corner thereof used as a graveyard, and said one acre tract more particularly described in Deed Record 53, page 309 of the Deed  Records of said County and State; also

Tract 20 - The Southwest quarter (1/4) of the Northeast quarter (1/4) of Section twenty-two (22) Township thirteen (13) North of Range ten (10) West, except five acres off of the West side thereof.

Also, the Northwest quarter (1/4) of the Southeast quarter (1/4) of Section twenty-two (22) Township thirteen (13) North of Range ten (10) West;

Also, one acre off of the West side of the Northeast quarter (1/4) of the Southeast quarter (1/4) of Section twenty-two (22) Township thirteen (13) North of Range ten (10) West; also

Tract 21 - Twenty-nine (29) acres off of the South side of the Northeast quarter (1/4) of the Southwest quarter (1/4) of Section twenty-two (22) Township thirteen (13) North of Range ten (10) West; also

Tract 22 - The East half (1/2) of the Northeast quarter(1/4) of the Northeast quarter (1/4) of Section twenty-two (22), Township thirteen (13) North, Range ten (10) West; also, thirty-two (32) acres off of the East side of the Southeast quarter (1/4) of the Northwest quarter (1/4) of Section twenty-two (22), Township thirteen (13) North of Range ten (10) West, except that part conveyed by John Tucker, et al, to Jonathon Whitezel, Charles Eddington and Henry G. McAdams, Trustees of the United Brethren in Christ, as per deed dated October 16, 1849 and recorded in Deed Record 15, page 33 of the Deed Records of said County; also, except that part conveyed by Frederick Vermillion, administrator of the Estate of Mary B. Vermillion, deceased, to James W. Popham, James M. Whitesel, and Jacob Tritt, Trustees of Rose Hill U.N. Church, as per deed recorded in Deed Record 95, page 574 and dated October 25, 1897; also

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Tract 23 - Eleven (11) acres off of the North side of the Northeast quarter (1/4) of the Southwest quarter (1/4) of Section twenty-two (22) Township thirteen (13) North of Range ten (10) West; also

Tract 24 - The Northwest quarter (1/4) of the Northwest quarter (1/4) of Section twenty-three (23), Township thirteen (13) North, of Range ten (10) West, except the coal of the coal creek vein under the surface of one acre of land under and about the buildings new on said premises, also except one acre of land in the Northwest corner of the above described real estate, the North line of which is 14 rods South of the North Line of said Section and the West line of which is 19 rods East of the West line of said Section, and said one acre of land being in a square form; also

Tract 25 - Commencing at the Northwest corner of the Southwest Quarter (1/4) of Section Twenty-three (23), Township Thirteen (13) North of Range Ten (10) West; thence South Four Hundred thirty-eight and two tenths (438.2) feet; thence East to a point in the East line of the West half of said quarter (1/4) Section four hundred thirty-eight and two tenths (438.2) feet South of the Northeast corner of said West half (1/2) of said quarter (1/4) section; thence North to the Northeast corner of said West half (1/2) of said quarter (1/4) section; thence West to the place of beginning; also

Tract 26 - The Southwest Quarter (1/4) of the Southwest Quarter (1/4) of Section Twenty-three (23) Township thirteen (13) North, Range ten (10) West.  Also, twenty-six and seventy-two hundredths (26.72) acres off the South side of the Northwest quarter (1/4) of the Southwest quarter (1/4) of Section twenty-three (23), Township thirteen (13) North, of Range ten (10) West; also

Tract 27 - The Southwest quarter (1/4) of the Northwest quarter (1/4) of Section twenty-three (23), Township thirteen (13) North,, Range ten (10) West; also

Tract 28 - Forty-eight (48) acres off of the West side of the South half (1/2) of the Northwest quarter (1/4) of Section twenty-two (22), Township thirteen (13) North of Range ten (10) West.

Tract 29 – The North West Quarter (1/4) of Section twenty (20), Township thirteen (13) North of Range nine (9) West.

Tract 30 – The Northwest Quarter (1/4) of Section Thirty (30), Township Thirteen (13) North of Range Nine (9) West, except seven (7) acres off the West side of the North Half of said North West Quarter (1/4), Also, except Twenty-two (22) acres off the East side of the South half of said North West Quarter (1/4) containing in all Ninety-seven and one-half (97 ½) acres.

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Tract 31 – Five (5) acres in a triangular form lying East of and adjoining eleven (11) acres off the East side of the North half of the North West Quarter (1/4) of Section Thirty (30), Township Thirteen (13) North of Range Nine (9) West, and bounded on the East by the Clinton Gravel Road, and being in the North West Quarter (1/4) of the North East Quarter of Section Thirty (30), Township and Range aforesaid and the same five acre tract set off to Anna Butler in Petition Cause No. 18275 Vigo Circuit Court.

Tract 32 – Seven (7) Acres off the North end of Fourteen (14) rods off the West side of the Northwest Quarter (1/4) of Section Thirty (30), Township Thirteen (13) North, Range Nine (9) West.

Tract 33 – Twenty-two (22) acres off the East side of the Southeast Quarter of the Northwest Quarter of Section Thirty (30), Township Thirteen (13) North, Range Nine (9) West.

Tract 34 – The Northeast Quarter of the Northeast Quarter of Section 30, Township 13 North, Range 9 West.

Tract 35 – Fifteen (15) acres, more or less, in the Northwest corner of the Northeast Quarter of Section 30, Township 13 North, Range 9 West, bounded as follows, to-wit:  Beginning 121 rods Northeast of the center of said Section 30, by the course and in the center of the Clinton Road, at a White Oak Tree; running thence West to the West line of the Northeast Quarter of Section 30; thence North to the Northwest corner of said Quarter Section; thence East to the center of Clinton Road; thence Southwestwardly along center of said road to the place of beginning.

Tract 36 – Twenty (20) acres off the West end of Fifty-two (52) acres off the East end of the South Half of the Northeast Quarter of Section Thirty (30), Township Thirteen (13) North, Range Nine (9) West.

Tract  37 – The South Half (1/2) of the Northeast Quarter (1/4) of Section Thirty (30), Township Thirteen (13) North, Range Nine (9) West, except Fifty-two (52) acres off the East end thereof, excepting therefrom, however, the top vein of coal, commonly known as the Coal Creek Vein of Coal.

Tract 38 – Nine and one-third acres, more or less, being a part of the Northwest Quarter of the Northeast Quarter of Section 30, Township 13 North, Range 9 West, bounded as follows:  Beginning at the Northeast corner of said Northwest Quarter of the Northeast Quarter, and running due South 50 rods, thence due West 16 rods, thence Northwest down the center of a deep hollow 61 rods to the section line, thence East along said line 38 ½ rods to the place of beginning, known as land belonging formerly to Susan Case, deceased, excepting therefrom, however, the Number Six or first workable vein or seam of coal.

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Tract 39 – Beginning 50 rods South of the Northeast corner of the North West Quarter of the Northeast Quarter of Section Thirty (30), Township Thirteen (13) North, Range Nine (9) West, and running thence West to the center of the Clinton Free Gravel Road, thence Southerly along the center line of said Free Gravel Road to the South line of said Northwest Quarter of the Northeast Quarter of said Section 30, thence East to the Southeast corner of said Northwest Quarter of the Northwest Quarter of said Northeast Quarter, thence North to the place of beginning, containing Thirteen (13) acres, more or less, excepting therefrom, however, the Indiana Number Six vein or seam of coal.

Tract 40 – Also the Southwest Quarter of the Northeast Quarter of said Section 19, containing 40 acres, more or less.  Excepting therefrom the 100 foot strip of land conveyed to William F.  Peter (for C.T.H. & S.E.RY.) by deed dated January 18, 1913, recorded in Deed Record 136, Page 220, and except the 100 foot strip of land conveyed to The Ohio Oil Company by deed dated February 22, 1950 and recorded in Deed Record 260, Page 378.

Subject to an Easement and Lease for an electric transmission line and facilities granted to Wabash Valley Electric Company dated February 26, 1926, recorded in Miscellaneous Record 43, Page 406.

Tract 41 – The East Half of the Northeast Quarter of Section 19, Township 13 North of Range 9 West.  Also, all that part of the Northwest Quarter of the Northeast Quarter of Section 19, Township 13 North, Range 9 West, lying East of the free gravel road passing through said Northwest Quarter of said Northeast Quarter of Section 19.

Tract 42 – The Northwest Quarter of the Northeast Quarter of Section 19, Township 13 North,  Range 9 West, lying West of Public Highway containing 32 acres, more or less.

Tract 43 – Commencing at the Southwest corner of the North West Quarter of Section Nineteen (19), Township Thirteen (13) North, and Range Nine (9) West; thence East 123 rods to a stone; thence North 37 rods; thence South 80 degrees West to the West line of said Section; thence South to a place of beginning; containing 21 ½ acres, except 10 ½ acres off the South side thereof.

Tract 44 – Commencing 19 rods North of the Southwest corner of the Northwest Quarter of said Section Nineteen (19) thence North 4 rods; thence South 83 degrees East 13 rods 2 ½  links; thence Southwestwardly to the place of beginning; containing 15/100 acres, more or less.

Tract 45 – Ten and one-half (10-1/2) acres off the South side of One Hundred Twenty-three (123) rods off the West side of the Northwest Fractional Quarter Section Nineteen (19), Township Thirteen (13) North, of Range Nine (9) West.

Tract 46- Eight and one-half (8 ½) acres off the West side of the following described tract of land, to-wit:  The Northwest Quarter of Section Nineteen (19), Township Thirteen (13) North, Range Nine (9) West, except Twenty-one and sixty-seven and one-half (21.67 ½) acre tract off the South end of said Northwest Quarter and being the same tract of land set off to Amanda Swinford in Cause No. 9404 of the Vigo Circuit Court of said County and State wherein Francis M. Pickrell was plaintiff and Emily Pickrell et al were defendants which partition proceedings are of record in Order Book 29, Page 188 of said Vigo Circuit Court.

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Tract 47 – Part of the Northwest Quarter of Section Nineteen (19), Township Thirteen (13) North of Range Nine (9) West, described as follows, to-wit:  Commencing at the North East corner of the Northwest Quarter of said Section Nineteen (19); running thence South with the half section line to a stone which is thirty-seven (37) rods North of the Southeast corner of said Northwest Quarter; thence South eighty (80) degrees West to the East line of a fourteen (14) acres tract of land set off to Emily and Harvey Pickrell, Amanda Greenlee, Laura Pennington, Mary, Florence, and James Pickrell, in said Northwest Quarter in a suit of partition in Cause No. 9404, wherein Francis N. Pickrell was plaintiff and Emily Pickrell, et al were defendants, and which partition is of record in Order Book 29, Page 188, of the Vigo Circuit Court; thence North with the East line to the said fourteen (14) acre tract of land set off to said Emily Pickrell, et al. to the North line of said Northwest Quarter; thence East with the North line of said Quarter to the place of beginning.

Tract 48 – Fourteen (14) acres of land in the Northwest Quarter of said Section Nineteen (19), Township Thirteen (13) North, of Range Nine (9) West, which was set off by the Commissioners in said Cause No. 9404 of the Vigo Circuit Court, wherein Francis N. Pickrell was plaintiff, and Emily Pickrell et al. were defendants, as shown by Order Book 29, Page 188, to Emily and Harvey Pickrell, Laura Pennington, Amanda Greenlee, Mary, Florence, and James Pickrell.

Tract 49 – Twenty-four and one half acres (24.5) off the East side of thirty-three (33) acres off the West side of all that portion of the Northwest Quarter of said Section Nineteen (19) North of the two following described tracts:

Commencing at the Southwest corner of the North West Quarter of Section Nineteen (19), Township Thirteen (13) North, and Range Nine (9) West; thence East 123 rods to a stone; thence North 37 rods; thence South 80 degrees West to the West line of said Section; thence South to a place of beginning; containing 21 ½ acres, except 10 ½ acres off the South side thereof.

Also, Commencing 19 rods North of the Southwest corner of the Northwest Quarter of said Section Nineteen (19) thence North 4 rods; thence South 83 degrees East 13 rods 2 ½  links; thence Southwestwardly to the place of beginning; containing 15/100 acres, more or less.

Tract 50 – One Hundred and seven (107) acres off of the West side of the Northeast Quarter (1/4) of Section Twenty-four (24), Township Thirteen (13) North of Range Ten (10) West, except two (2) acres under and about the buildings upon said premises of the first vein of coal, known as the Coal Creek Vein of coal.  Except, also, all coal underlying the permanent buildings now situated upon said described real estate.

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Tract 51 – Fifty-three (53) acres off of the East side of the Northeast Quarter (1/4) of Section Twenty four (24), Township Thirteen (13) North, of Range Ten (10) West, save and except three (3) acres of the top or Coal Creek Vein of coal underlying the buildings and building lots on said premises.

Tract 52 – The West Half of the Southwest Quarter of Section 20, Township 13 North, Range 9 West.

Tract 53 – Thirty (30) acres off the East end of the North Half of the North East Quarter of Section Twenty-five (25), Township Thirteen (13) North, Range Ten (10) West.

Tract 54 – The Southeast Quarter of the Southwest Quarter of Section Nineteen (19), Township Thirteen (13) North of Range Nine (9) West, containing Thirty-one and fifty-seven hundredths (31.57) acres.

Tract 55 – The Southwest Quarter (1/4) of the Southwest Quarter (1/4) of Section Nineteen (19), Township Thirteen (13) North of Range Nine (9) West, containing Thirty-one and fifty-seven hundredths (31.57) acres and

Tract 56 – The North Half of the South West Quarter (1/4) of Section Nineteen (19), Township Thirteen (13) North of Range Nine (9) West, containing Sixty-three and fourteen hundredths (63.14) acres, and

Tract 57 – The North Half of the Southeast Quarter of said Section 19, Township 13 North, of Range 9 West, except 20 acres off the East side thereof.  Excepting therefrom 2.77 acres conveyed to Alva L. Wallace and Nellie M. Wallace by deed dated January 2, 1951, recorded in Deed Record 264, Page 362.

Subject to an Easement and Lease for an electric transmission line and facilities granted to Wabash Valley Electric Company dated February 26, 1926, recorded in Miscellaneous Record 43, Page 406.

Tract 58 – Twenty (20) acres off the East side of the North One-Half  (1/2) of the Southeast Quarter of Section 19, Township 13 North, Range 9 West.

Tract 59 – The South Half of the Southeast Quarter of Section 19, Township 13 North, Range 9 West.

Tract 60 – The Southeast Quarter of the Southeast Quarter of Section Twenty-four (24), Township Thirteen (13) North, Range Ten (10) West, except all that part of said Quarter Quarter Section lying North and East of a line parallel to the one hundred (100) feet South Westerly from center line of an extension of the Southern Indiana Railway Company through Vigo County, Indiana, as now located, such exception containing seven and nine hundred eighty-one thousandths (7.981) acres.

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Tract 61 – The Southwest Quarter ( ¼) of the Southeast Quarter ( ¼ ) of Section Twenty-four (24) in Township Thirteen (13) North of Range Ten (10) West.

Tract 62 – The North Half of the Southeast Quarter of Section Twenty-four (24), Township Thirteen (13) North of Range Ten (10) West, containing Eighty (80) acres.

Tract 63 – Southeast Quarter ( ¼) of the Southeast Quarter ( ¼) of Section Twenty-four (24), Township Thirteen (13) North of Range Ten (10), lying North and East of said line parallel to and one hundred (100) feet Southwesterly from said center line of said extension of said Southern Indiana Railway Company, through said Vigo County, except the top vein known as the Coal Creek Vein, with the right to mine and remove the same.

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EXHIBIT B

BILL OF SALE

THIS BILL OF SALE is executed and delivered by GLOBAL ENERGY, INC., an Ohio corporation ("Grantor"), to LIMA ENERGY COMPANY, an Ohio corporation ("Grantee"), as of the 24th day of September, 2012.

Grantor is on this date conveying to Grantee all of Grantor's right, title and interests in and to the real estate and interests in real estate more particularly described in Section (A) of Exhibit A, attached hereto and made a part hereof, located in Fayette Township, Vigo County, Indiana, more particularly described in Section (B) of said Exhibit A (the "Real Estate").

For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant, bargain, sell, convey, assign, transfer and deliver to Grantee all of Grantor's right, title and interests in and to the personal property and interests in personal property more particularly described in Section (A) of Exhibit A, attached hereto and made a part hereof, located in Fayette Township, Vigo County, Indiana, more particularly described in Section (B) of said Exhibit A (collectively, the "Personalty").

To have and to hold unto Grantee, its successors and assigns forever.

Grantor represents and warrants that the Personalty is free and clear of all liens, taxes, claims or encumbrances of any nature whatsoever.  Grantor agrees to execute and deliver such other documents as may be reasonably necessary to carry out or otherwise confirm the conveyance contemplated by this Bill of Sale upon Grantee’s request.

The undersigned person executing this Bill of Sale on behalf of Grantor represents and certifies that he or she is a duly authorized representative of Grantor, and has been fully empowered by Grantor to execute and deliver this Bill of Sale; that Grantor has full capacity and authority to convey the Personalty; and that all necessary actions for the making of this Bill of Sale have been taken and done.

IN WITNESS WHEREOF, Grantor has caused this Bill of Sale to be executed and delivered as of the date first aforesaid.

GLOBAL ENERGY, INC., an Ohio corporation

By:

Printed:

Title:

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Exhibit A

Grantor (Global Energy, Inc.) is hereinafter known as "Seller," and Grantee (Lima Energy Company) is hereinafter known as "Purchaser."  That certain Purchase and Sale Agreement by and among USA Synthetic Fuel Corporation and its wholly owned subsidiary Lima Energy Company as Purchasers and Global Energy, Inc. as Seller, and dated September 24, 2012, is hereinafter known as the "Agreement."

Section (A).  The real and personal property, rights, titles, interests and estates described in the following paragraphs (a) through (j) (collectively called the “Coal Asset”):

(a)  All rights, titles, interests and estates now owned by Seller in and to the coal leases and/or coal and other mineral leases, other mineral properties, mineral estates, mineral servitudes and/or mineral rights, “as extracted collateral” (as defined in the Uniform Commercial Code as in effect in the State of Indiana) and other interests and estates and the lands and premises covered or affected thereby which are described on Section (B) hereof without regard to any limitations as to specific lands or depths that may be set forth in Section B of this Exhibit A (collectively called the “Coal Reserves”) or which Coal Reserves are otherwise referred to herein, and specifically, but without limitation, the undivided interests of Seller which are more particularly described on attached Section B hereto;

(b) All rights, titles, interests and estates now owned by Seller in and to (i) the properties now or hereafter pooled or unitized with any Coal Reserves; (ii) all presently existing or future unitization, communitization, pooling agreements and designations, orders or declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, State or other governmental body or agency having jurisdiction and any units created solely among working interest owners pursuant to operating agreements or otherwise) which may affect all or any portion of the Coal Reserves; (iii) all operating agreements, production sales or other contracts, processing agreements, transportation agreements, farm-out agreements, farm-in agreements, water disposal agreements, area of mutual interest agreements and other agreements described or referred to in this Agreement or which relate to any of the Coal Reserves or interests in the Coal Reserves described or referred to herein or in Section B of this Exhibit A or to the production, sale, purchase, mining, extraction, exchange, processing, handling, storage, transporting or marketing of the Coal (as defined in paragraph (c) below) from or attributable to such Coal Reserves or interests; (iv) all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Coal Asset, the Coal, or any other item of property which are in the possession of Seller or in which Seller can otherwise grant a security interest, and all books, files, records, magnetic media, computer records, and other forms of recording or obtaining access to such data; and (v) the Coal Reserves described on attached Section B of this Exhibit A even though Seller’s interests therein be incorrectly described or a description of a part or all of such Coal Reserves or Seller’s interests therein be omitted; it being intended by Seller and Purchasers herein to cover and affect hereby all interests which Seller may now own or may hereafter acquire in and to the Coal Reserves notwithstanding that the interests as specified in Section B of this Exhibit A may be limited to particular lands, specified depths or particular types of property interests;

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(c)  All rights, titles, interests and estates owned by Seller in and to all coal and as-extracted collateral and all products refined or produced therefrom and all other minerals (collectively called the “Coal”) in and under the real estate described in Section (B) of this Exhibit A and which may be produced and saved from or attributable to the Coal Reserves, the lands pooled or unitized therewith and Seller’s interests therein, including all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Coal, the Coal Reserves, the lands pooled or unitized therewith and Seller’s interests therein, together with the right to demand, receive, collect and enforce the payment of proceeds from all mineral rights (including, without limitation, the Coal Reserves) now produced from the Coal Asset;

(d)  All rights, titles, interests and estates now owned by Seller in and to all surface fees and fee estates described in Section B of this Exhibit A, equipment yards, office sites, improvements, and buildings or structures located thereon, whether such surface fees, fee estates, equipment yards, office sites, or buildings or structures are fee simple estates, leasehold estates or otherwise, together with all present and future rights, titles, easements and estates now owned by Seller under or in connection with such interest (all of which properties described in this Section A are referred to collectively as the “Surface Rights”);

(e)  All tenements, hereditaments, appurtenances, mining rights and properties in anywise appertaining, belonging, affixed or incidental to the Coal Reserves, rights, titles, interests and estates described or referred to in paragraphs (a) and (b) above, which are owned by Seller, including, without limitation, any and all property, real or personal (including all equipment and machinery), owned and situated upon, used, held for use, or useful in connection with the operating, working, extraction, treatment, marketing, gathering, transporting or development of any of such Coal Reserves or the lands pooled or unitized therewith and including any and all surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties;

(f) All of the rights, titles and interests of every nature whatsoever owned by Seller in and to the Coal Reserves rights, titles, interests and estates and every part and parcel thereof; all rights of Seller to Liens and security interests securing payment of proceeds from the sale of production from the Coal Asset, including, but not limited to, those Liens and security interests provided in §9.319 of the applicable Uniform Commercial Code, as amended from time to time, any other statute enacted in the jurisdiction in which the Coal Reserves are located or statute made applicable to the Coal Reserves under federal law (or some combination of federal and state law); together with any and all renewals and extensions of any of the Coal Reserves rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above;

(g)  All accounts, contract rights, inventory, choses in action (i.e., rights to enforce contracts or to bring claims thereunder), commercial tort claims, general intangibles, insurance contracts, insurance policies, goods, equipment, condemnation proceeds, condemnation awards, and insurance proceeds (regardless of whether the same arose, and/or the events which gave rise to the same occurred, on or before or after the date hereof) and all proceeds and products thereof and payments in lieu of production, whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, or other assets and regardless of whether such payments accrued, and/or the events which gave rise to such payments occurred, on or before or after the date hereof, including, without limitation, “take or pay” payments and similar payments, payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or similar obligations or other obligations under a production sales contract, payments received in buyout or buydown or other settlement of a production sales contract, and payments received under a balancing or similar agreement as a result of (or received otherwise in settlement of or pursuant to judgment rendered with respect to) rights held by Seller as a result of Seller (and/or its predecessors in title) taking or having taken less coal from lands covered by a Coal Reserves (or lands pooled or unitized therewith) than its ownership of such Coal Reserves would entitle it to receive;

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(h)           All licenses, Permits and other regulatory approvals held by Seller relating to the Coal Asset;

(i)   All of the files, records, information and data, whether written or electronically stored, primarily relating to the Assets in Seller’s or its Affiliates’ possession, including:  (i) land and title records (including abstracts of title, title opinions and title curative documents); (ii) contract files; (iii) correspondence; (iv) operations, environmental and production records; (v) facility and Coal Reserve records; (vi) geologic technical data, including logs, maps and Seller’s interpretations thereof; and (vii) copies of any environmental studies that have been prepared with respect to the Coal Assets; and

(j)  All proceeds of all of the rights, titles and interests of Seller described in the foregoing paragraphs (a) through (i) above, whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, payment intangibles, general intangibles, fixtures, real/immovable property, personal/movable property or other assets.

Section (B).

FAYETTE TOWNSHIP

Tract 1 - Commencing at the northwest corner of the northwest quarter of Section 24, Township 13 North, Range 10 West, and running thence south 65-1/3 rods; thence east 90 rods; thence north 65-1/3 rods; thence west to the place of beginning; also,

Tract 2 - The north half of the east half of the southwest quarter of Section 24, Township 13 North, Range 10 West, containing 40 acres, more or less; also,

Tract 3 - The West half of the southwest quarter of Section 24, Township 13 North, Range 10 West,  consisting of 80 acres, more or less; also,

Tract 4 - The south half of the southwest quarter of Section 13, Township 13 North, Range 10 West, consisting of 80 acres, more or less; also,

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Tract 5 - The south half of the northeast quarter and the north half of the southeast quarter of Section 23, Township 13 North, Range 10 West; also,

Tract 6 - Commencing at a point 19 ½  rods south of the northwest corner of the southwest quarter of the northwest quarter of Section 24, Township 13 North, Range 10 West, thence due south on the west section line of said Section 24 to the southwest corner of said northwest quarter; thence due east to the southeast corner of the aforesaid southwest quarter of the said northwest quarter; thence due north to the center of Coal Creek and thence in a northwesterly direction following the meanderings of said Coal Creek, to the place of beginning.

Tract 7 - The south half of the north half of the southwest quarter of Section 13, Township 13 North, Range 10 West except the coal of the Coal Creek vein of coal under the surface of 1 (1) acre of ground under and about the buildings now location of said premises, consisting of 40 acres, more or less; also,

Tract 8 - Eight and eight-ninths (8-8/9) acres off of the north end of the northwest quarter of the northwest quarter of Section 25, Township 13 North, Range 10 West; also,

Tract 9 - The southeast quarter of the southeast quarter of Section 14, Township 13 North, Range 10 West; also the northeast quarter of the northeast quarter of Section 23, Township 13 North, Range 10 West, except that portion of said quarter section last-above described lying west of the creek in the southwest corner thereof consisting of about one (1) acre; the whole consisting of 39 acres, more or less; also,

Tract 10 - The east half of the southwest quarter of Section 14, Township 13 North, Range 10 West, consisting of 80 acres, more or less; also,

Tract 11 - The west half of the southeast quarter of Section 14, Township 13 North, Range 10 West, also the northwest quarter of the northeast quarter of Section 23 in said township and range; also all that part of the northeast quarter of the northeast quarter of Section 23, Township 13 North, Range 10 West, which lies west of the creek running through said quarter, containing one (1) acre, more or less, in the southeast corner of said section, in all containing 121 acres, more or less; also,

Tract 12 - Commencing 65-1/3 rods south of the northwest corner of Section 24, Township 13 North, Range 10 West; thence running east 90 rods; thence south to the center of Coal Creek; thence northwesterly with the meanderings of said creek to the west line of said Section 24; thence north to the place of beginning, containing 38 acres, more or less; also,

Tract 13 - The north half of the north half of the southwest quarter of Section 13, Township 13 North, Range 10 West, except the coal of the Coal Creek vein of coal under the surface of one (1) acre of ground under and about the building now located on said premises.

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Tract 14 - The north east quarter of the southeast quarter in Section 14, Township 13 North, Range 10 West, containing 40 acres, more or less.

Tract 15 - The Northeast Quarter of the Northwest Quarter of Section 23, Township 13 North, Range 10 West, consisting of 40 acres, more or less.

Tract 16 - The Southeast Quarter of the Southwest Quarter of Section 24, Township 13 North, Range 10 West, consisting of 40 acres, more or less.

Tract 17 - The East half (1/2) of the Southeast quarter (1/4) of the Southeast quarter (1/4) of Section twenty-two (22), Township thirteen (13) North, Range ten (10) West of the Second Principal meridian; also twelve (12) acres off the North side of the Northeast quarter (1/4) of the Northeast quarter (1/4) of section twenty-seven (27) in Township thirteen (13) North, Range ten (10) West of the Second Principal Meridian, containing in all thirty-two (32) acres; also

Tract 18 - The South half (1/2) of the Southwest quarter (1/4) and the Southwest quarter (1/4) of the Southeast quarter (1/4), and the West half (1/2) of the Southeast quarter (1/4) of the Southeast quarter (1/4), all in Section twenty-two (22) Township thirteen (13) North of Range ten (10) West, containing one hundred forty (140) acres, more or less; also

Tract 19 - Five (5) acres off the West side of the Southwest quarter (1/4) of the Northeast quarter (1/4) of Section twenty-two (22) of Township thirteen (13) North of Range ten (10) West, except one acre in the Northwest corner thereof used as a graveyard, and said one acre tract more particularly described in Deed Record 53, page 309 of the Deed  Records of said County and State; also

Tract 20 - The Southwest quarter (1/4) of the Northeast quarter (1/4) of Section twenty-two (22) Township thirteen (13) North of Range ten (10) West, except five acres off of the West side thereof.

Also, the Northwest quarter (1/4) of the Southeast quarter (1/4) of Section twenty-two (22) Township thirteen (13) North of Range ten (10) West;

Also, one acre off of the West side of the Northeast quarter (1/4) of the Southeast quarter (1/4) of Section twenty-two (22) Township thirteen (13) North of Range ten (10) West; also

Tract 21 - Twenty-nine (29) acres off of the South side of the Northeast quarter (1/4) of the Southwest quarter (1/4) of Section twenty-two (22) Township thirteen (13) North of Range ten (10) West; also

Tract 22 - The East half (1/2) of the Northeast quarter(1/4) of the Northeast quarter (1/4) of Section twenty-two (22), Township thirteen (13) North, Range ten (10) West; also, thirty-two (32) acres off of the East side of the Southeast quarter (1/4) of the Northwest quarter (1/4) of Section twenty-two (22), Township thirteen (13) North of Range ten (10) West, except that part conveyed by John Tucker, et al, to Jonathon Whitezel, Charles Eddington and Henry G. McAdams, Trustees of the United Brethren in Christ, as per deed dated October 16, 1849 and recorded in Deed Record 15, page 33 of the Deed Records of said County; also, except that part conveyed by Frederick Vermillion, administrator of the Estate of Mary B. Vermillion, deceased, to James W. Popham, James M. Whitesel, and Jacob Tritt, Trustees of Rose Hill U.N. Church, as per deed recorded in Deed Record 95, page 574 and dated October 25, 1897; also

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Tract 23 - Eleven (11) acres off of the North side of the Northeast quarter (1/4) of the Southwest quarter (1/4) of Section twenty-two (22) Township thirteen (13) North of Range ten (10) West; also

Tract 24 - The Northwest quarter (1/4) of the Northwest quarter (1/4) of Section twenty-three (23), Township thirteen (13) North, of Range ten (10) West, except the coal of the coal creek vein under the surface of one acre of land under and about the buildings new on said premises, also except one acre of land in the Northwest corner of the above described real estate, the North line of which is 14 rods South of the North Line of said Section and the West line of which is 19 rods East of the West line of said Section, and said one acre of land being in a square form; also

Tract 25 - Commencing at the Northwest corner of the Southwest Quarter (1/4) of Section Twenty-three (23), Township Thirteen (13) North of Range Ten (10) West; thence South Four Hundred thirty-eight and two tenths (438.2) feet; thence East to a point in the East line of the West half of said quarter (1/4) Section four hundred thirty-eight and two tenths (438.2) feet South of the Northeast corner of said West half (1/2) of said quarter (1/4) section; thence North to the Northeast corner of said West half (1/2) of said quarter (1/4) section; thence West to the place of beginning; also

Tract 26 - The Southwest Quarter (1/4) of the Southwest Quarter (1/4) of Section Twenty-three (23) Township thirteen (13) North, Range ten (10) West.  Also, twenty-six and seventy-two hundredths (26.72) acres off the South side of the Northwest quarter (1/4) of the Southwest quarter (1/4) of Section twenty-three (23), Township thirteen (13) North, of Range ten (10) West; also

Tract 27 - The Southwest quarter (1/4) of the Northwest quarter (1/4) of Section twenty-three (23), Township thirteen (13) North,, Range ten (10) West; also

Tract 28 - Forty-eight (48) acres off of the West side of the South half (1/2) of the Northwest quarter (1/4) of Section twenty-two (22), Township thirteen (13) North of Range ten (10) West.

Tract 29 – The North West Quarter (1/4) of Section twenty (20), Township thirteen (13) North of Range nine (9) West.

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Tract 30 – The Northwest Quarter (1/4) of Section Thirty (30), Township Thirteen (13) North of Range Nine (9) West, except seven (7) acres off the West side of the North Half of said North West Quarter (1/4), Also, except Twenty-two (22) acres off the East side of the South half of said North West Quarter (1/4) containing in all Ninety-seven and one-half (97 ½) acres.

Tract 31 – Five (5) acres in a triangular form lying East of and adjoining eleven (11) acres off the East side of the North half of the North West Quarter (1/4) of Section Thirty (30), Township Thirteen (13) North of Range Nine (9) West, and bounded on the East by the Clinton Gravel Road, and being in the North West Quarter (1/4) of the North East Quarter of Section Thirty (30), Township and Range aforesaid and the same five acre tract set off to Anna Butler in Petition Cause No. 18275 Vigo Circuit Court.

Tract 32 – Seven (7) Acres off the North end of Fourteen (14) rods off the West side of the Northwest Quarter (1/4) of Section Thirty (30), Township Thirteen (13) North, Range Nine (9) West.

Tract 33 – Twenty-two (22) acres off the East side of the Southeast Quarter of the Northwest Quarter of Section Thirty (30), Township Thirteen (13) North, Range Nine (9) West.

Tract 34 – The Northeast Quarter of the Northeast Quarter of Section 30, Township 13 North, Range 9 West.

Tract 35 – Fifteen (15) acres, more or less, in the Northwest corner of the Northeast Quarter of Section 30, Township 13 North, Range 9 West, bounded as follows, to-wit:  Beginning 121 rods Northeast of the center of said Section 30, by the course and in the center of the Clinton Road, at a White Oak Tree; running thence West to the West line of the Northeast Quarter of Section 30; thence North to the Northwest corner of said Quarter Section; thence East to the center of Clinton Road; thence Southwestwardly along center of said road to the place of beginning.

Tract 36 – Twenty (20) acres off the West end of Fifty-two (52) acres off the East end of the South Half of the Northeast Quarter of Section Thirty (30), Township Thirteen (13) North, Range Nine (9) West.

Tract  37 – The South Half (1/2) of the Northeast Quarter (1/4) of Section Thirty (30), Township Thirteen (13) North, Range Nine (9) West, except Fifty-two (52) acres off the East end thereof, excepting therefrom, however, the top vein of coal, commonly known as the Coal Creek Vein of Coal.

Tract 38 – Nine and one-third acres, more or less, being a part of the Northwest Quarter of the Northeast Quarter of Section 30, Township 13 North, Range 9 West, bounded as follows:  Beginning at the Northeast corner of said Northwest Quarter of the Northeast Quarter, and running due South 50 rods, thence due West 16 rods, thence Northwest down the center of a deep hollow 61 rods to the section line, thence East along said line 38 ½ rods to the place of beginning, known as land belonging formerly to Susan Case, deceased, excepting therefrom, however, the Number Six or first workable vein or seam of coal.

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Tract 39 – Beginning 50 rods South of the Northeast corner of the North West Quarter of the Northeast Quarter of Section Thirty (30), Township Thirteen (13) North, Range Nine (9) West, and running thence West to the center of the Clinton Free Gravel Road, thence Southerly along the center line of said Free Gravel Road to the South line of said Northwest Quarter of the Northeast Quarter of said Section 30, thence East to the Southeast corner of said Northwest Quarter of the Northwest Quarter of said Northeast Quarter, thence North to the place of beginning, containing Thirteen (13) acres, more or less, excepting therefrom, however, the Indiana Number Six vein or seam of coal.

Tract 40 – Also the Southwest Quarter of the Northeast Quarter of said Section 19, containing 40 acres, more or less.  Excepting therefrom the 100 foot strip of land conveyed to William F.  Peter (for C.T.H. & S.E.RY.) by deed dated January 18, 1913, recorded in Deed Record 136, Page 220, and except the 100 foot strip of land conveyed to The Ohio Oil Company by deed dated February 22, 1950 and recorded in Deed Record 260, Page 378.

Subject to an Easement and Lease for an electric transmission line and facilities granted to Wabash Valley Electric Company dated February 26, 1926, recorded in Miscellaneous Record 43, Page 406.

Tract 41 – The East Half of the Northeast Quarter of Section 19, Township 13 North of Range 9 West.  Also, all that part of the Northwest Quarter of the Northeast Quarter of Section 19, Township 13 North, Range 9 West, lying East of the free gravel road passing through said Northwest Quarter of said Northeast Quarter of Section 19.

Tract 42 – The Northwest Quarter of the Northeast Quarter of Section 19, Township 13 North,  Range 9 West, lying West of Public Highway containing 32 acres, more or less.

Tract 43 – Commencing at the Southwest corner of the North West Quarter of Section Nineteen (19), Township Thirteen (13) North, and Range Nine (9) West; thence East 123 rods to a stone; thence North 37 rods; thence South 80 degrees West to the West line of said Section; thence South to a place of beginning; containing 21 ½ acres, except 10 ½ acres off the South side thereof.

Tract 44 – Commencing 19 rods North of the Southwest corner of the Northwest Quarter of said Section Nineteen (19) thence North 4 rods; thence South 83 degrees East 13 rods 2 ½  links; thence Southwestwardly to the place of beginning; containing 15/100 acres, more or less.

Tract 45 – Ten and one-half (10-1/2) acres off the South side of One Hundred Twenty-three (123) rods off the West side of the Northwest Fractional Quarter Section Nineteen (19), Township Thirteen (13) North, of Range Nine (9) West.

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Tract 46- Eight and one-half (8 ½) acres off the West side of the following described tract of land, to-wit:  The Northwest Quarter of Section Nineteen (19), Township Thirteen (13) North, Range Nine (9) West, except Twenty-one and sixty-seven and one-half (21.67 ½) acre tract off the South end of said Northwest Quarter and being the same tract of land set off to Amanda Swinford in Cause No. 9404 of the Vigo Circuit Court of said County and State wherein Francis M. Pickrell was plaintiff and Emily Pickrell et al were defendants which partition proceedings are of record in Order Book 29, Page 188 of said Vigo Circuit Court.

Tract 47 – Part of the Northwest Quarter of Section Nineteen (19), Township Thirteen (13) North of Range Nine (9) West, described as follows, to-wit:  Commencing at the North East corner of the Northwest Quarter of said Section Nineteen (19); running thence South with the half section line to a stone which is thirty-seven (37) rods North of the Southeast corner of said Northwest Quarter; thence South eighty (80) degrees West to the East line of a fourteen (14) acres tract of land set off to Emily and Harvey Pickrell, Amanda Greenlee, Laura Pennington, Mary, Florence, and James Pickrell, in said Northwest Quarter in a suit of partition in Cause No. 9404, wherein Francis N. Pickrell was plaintiff and Emily Pickrell, et al were defendants, and which partition is of record in Order Book 29, Page 188, of the Vigo Circuit Court; thence North with the East line to the said fourteen (14) acre tract of land set off to said Emily Pickrell, et al. to the North line of said Northwest Quarter; thence East with the North line of said Quarter to the place of beginning.

Tract 48 – Fourteen (14) acres of land in the Northwest Quarter of said Section Nineteen (19), Township Thirteen (13) North, of Range Nine (9) West, which was set off by the Commissioners in said Cause No. 9404 of the Vigo Circuit Court, wherein Francis N. Pickrell was plaintiff, and Emily Pickrell et al. were defendants, as shown by Order Book 29, Page 188, to Emily and Harvey Pickrell, Laura Pennington, Amanda Greenlee, Mary, Florence, and James Pickrell.

Tract 49 – Twenty-four and one half acres (24.5) off the East side of thirty-three (33) acres off the West side of all that portion of the Northwest Quarter of said Section Nineteen (19) North of the two following described tracts:

Commencing at the Southwest corner of the North West Quarter of Section Nineteen (19), Township Thirteen (13) North, and Range Nine (9) West; thence East 123 rods to a stone; thence North 37 rods; thence South 80 degrees West to the West line of said Section; thence South to a place of beginning; containing 21 ½ acres, except 10 ½ acres off the South side thereof.

Also, Commencing 19 rods North of the Southwest corner of the Northwest Quarter of said Section Nineteen (19) thence North 4 rods; thence South 83 degrees East 13 rods 2 ½  links; thence Southwestwardly to the place of beginning; containing 15/100 acres, more or less.

Tract 50 – One Hundred and seven (107) acres off of the West side of the Northeast Quarter (1/4) of Section Twenty-four (24), Township Thirteen (13) North of Range Ten (10) West, except two (2) acres under and about the buildings upon said premises of the first vein of coal, known as the Coal Creek Vein of coal.  Except, also, all coal underlying the permanent buildings now situated upon said described real estate.

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Tract 51 – Fifty-three (53) acres off of the East side of the Northeast Quarter (1/4) of Section Twenty four (24), Township Thirteen (13) North, of Range Ten (10) West, save and except three (3) acres of the top or Coal Creek Vein of coal underlying the buildings and building lots on said premises.

Tract 52 – The West Half of the Southwest Quarter of Section 20, Township 13 North, Range 9 West.

Tract 53 – Thirty (30) acres off the East end of the North Half of the North East Quarter of Section Twenty-five (25), Township Thirteen (13) North, Range Ten (10) West.

Tract 54 – The Southeast Quarter of the Southwest Quarter of Section Nineteen (19), Township Thirteen (13) North of Range Nine (9) West, containing Thirty-one and fifty-seven hundredths (31.57) acres.

Tract 55 – The Southwest Quarter (1/4) of the Southwest Quarter (1/4) of Section Nineteen (19), Township Thirteen (13) North of Range Nine (9) West, containing Thirty-one and fifty-seven hundredths (31.57) acres and

Tract 56 – The North Half of the South West Quarter (1/4) of Section Nineteen (19), Township Thirteen (13) North of Range Nine (9) West, containing Sixty-three and fourteen hundredths (63.14) acres, and

Tract 57 – The North Half of the Southeast Quarter of said Section 19, Township 13 North, of Range 9 West, except 20 acres off the East side thereof.  Excepting therefrom 2.77 acres conveyed to Alva L. Wallace and Nellie M. Wallace by deed dated January 2, 1951, recorded in Deed Record 264, Page 362.

Subject to an Easement and Lease for an electric transmission line and facilities granted to Wabash Valley Electric Company dated February 26, 1926, recorded in Miscellaneous Record 43, Page 406.

Tract 58 – Twenty (20) acres off the East side of the North One-Half  (1/2) of the Southeast Quarter of Section 19, Township 13 North, Range 9 West.

Tract 59 – The South Half of the Southeast Quarter of Section 19, Township 13 North, Range 9 West.

Tract 60 – The Southeast Quarter of the Southeast Quarter of Section Twenty-four (24), Township Thirteen (13) North, Range Ten (10) West, except all that part of said Quarter Quarter Section lying North and East of a line parallel to the one hundred (100) feet South Westerly from center line of an extension of the Southern Indiana Railway Company through Vigo County, Indiana, as now located, such exception containing seven and nine hundred eighty-one thousandths (7.981) acres.

11

Tract 61 – The Southwest Quarter ( ¼) of the Southeast Quarter ( ¼ ) of Section Twenty-four (24) in Township Thirteen (13) North of Range Ten (10) West.

Tract 62 – The North Half of the Southeast Quarter of Section Twenty-four (24), Township Thirteen (13) North of Range Ten (10) West, containing Eighty (80) acres.

Tract 63 – Southeast Quarter ( ¼) of the Southeast Quarter ( ¼) of Section Twenty-four (24), Township Thirteen (13) North of Range Ten (10), lying North and East of said line parallel to and one hundred (100) feet Southwesterly from said center line of said extension of said Southern Indiana Railway Company, through said Vigo County, except the top vein known as the Coal Creek Vein, with the right to mine and remove the same.

12

EXHIBIT C

GENERAL WARRANTY DEED

THIS INDENTURE WITNESSETH, that GLOBAL ENERGY, INC., an Ohio corporation ("Grantor") CONVEYS AND WARRANTS to LIMA ENERGY COMPANY, an Ohio corporation ("Grantee"), for the sum of $10.00 and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, all of Grantor's right, title and interests in and to the real estate and interests in real estate, more particularly described in Section (A) of Exhibit A, attached hereto and made a part hereof, located in Fayette Township, Vigo County, Indiana, more particularly described in Section (B) of said Exhibit A (the "Real Estate"), subject only to the following:

The lien of current, nondelinquent real estate taxes, all general and special assessments and all other governmental, municipal and public dues, charges and impositions;

Easements, covenants, and restrictions of record; and

All laws, codes, ordinances, rules and/or regulations (federal, state and/or local) now in effect.

The undersigned person executing this deed on behalf of Grantor represents and certifies that he or she is authorized to execute and deliver this deed, that Grantor has full power and authority to convey the real estate described herein, and that all necessary action for the making of such conveyance has been taken and done.

IN WITNESS WHEREOF, Grantor has executed this deed as of the 24th day of September, 2012.

GRANTOR:

GLOBAL ENERGY, INC., an Ohio corporation

By:

Printed:

Title:

[Acknowledgment on following page.]

ACKNOWLEDGMENT

STATE OF ______________	)
)SS:
COUNTY OF ____________	)

Before me, a Notary Public in and for said County and State, personally appeared ______________, the ____________ of Global Energy, Inc., an Ohio corporation, who, having been first duly sworn, acknowledged the execution of the foregoing General Warranty Deed for and on behalf of said Grantor and stated that the representations contained herein are true.

WITNESS my hand and Notarial Seal this ___ day of September, 2012.

[SEAL]	By:
Notary Public

Printed Name:

I am a resident of ______________ County, ____________.

My commission expires _______________________.

Grantee's address is and send all future tax statements to:

Lima Energy Company
312 Walnut Street, Suite 1600
Cincinnati, OH  45202

I affirm, under penalties of perjury, that I have taken reasonable care to redact each Social Security number in this document, unless required by law:  Jacqueline Pimentel-Gannon

This instrument was prepared by Jacqueline Pimentel-Gannon, Attorney at Law, Faegre Baker Daniels LLP, 600 East 96th Street, Suite 600, Indianapolis, Indiana 46240.

Exhibit A

Grantor (Global Energy, Inc.) is hereinafter known as "Seller," and Grantee (Lima Energy Company) is hereinafter known as "Purchaser."

Section (A).  The real and personal property, rights, titles, interests and estates described in the following paragraphs (a) through (j) (collectively called the “Coal Asset”):

(a)  All rights, titles, interests and estates now owned by Seller in and to the coal leases and/or coal and other mineral leases, other mineral properties, mineral estates, mineral servitudes and/or mineral rights, “as extracted collateral” (as defined in the Uniform Commercial Code as in effect in the State of Indiana) and other interests and estates and the lands and premises covered or affected thereby which are described on Section (B) hereof without regard to any limitations as to specific lands or depths that may be set forth in Section B of this Exhibit A (collectively called the “Coal Reserves”) or which Coal Reserves are otherwise referred to herein, and specifically, but without limitation, the undivided interests of Seller which are more particularly described on attached Section B hereto;

(b) All rights, titles, interests and estates now owned by Seller in and to (i) the properties now or hereafter pooled or unitized with any Coal Reserves; (ii) all presently existing or future unitization, communitization, pooling agreements and designations, orders or declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, State or other governmental body or agency having jurisdiction and any units created solely among working interest owners pursuant to operating agreements or otherwise) which may affect all or any portion of the Coal Reserves; (iii) all operating agreements, production sales or other contracts, processing agreements, transportation agreements, farm-out agreements, farm-in agreements, water disposal agreements, area of mutual interest agreements and other agreements which relate to any of the Coal Reserves or interests in the Coal Reserves described or referred to herein or in Section B of this Exhibit A or to the production, sale, purchase, mining, extraction, exchange, processing, handling, storage, transporting or marketing of the Coal (as defined in paragraph (c) below) from or attributable to such Coal Reserves or interests; (iv) all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Coal Asset, the Coal, or any other item of property which are in the possession of Seller or in which Seller can otherwise grant a security interest, and all books, files, records, magnetic media, computer records, and other forms of recording or obtaining access to such data; and (v) the Coal Reserves described on attached Section B of this Exhibit A even though Seller’s interests therein be incorrectly described or a description of a part or all of such Coal Reserves or Seller’s interests therein be omitted; it being intended by Seller and Purchasers herein to cover and affect hereby all interests which Seller may now own or may hereafter acquire in and to the Coal Reserves notwithstanding that the interests as specified in Section B of this Exhibit A may be limited to particular lands, specified depths or particular types of property interests;

(c)  All rights, titles, interests and estates owned by Seller in and to all coal and as-extracted collateral and all products refined or produced therefrom and all other minerals (collectively called the “Coal”) in and under the real estate described in Section (B) of this Exhibit A and which may be produced and saved from or attributable to the Coal Reserves, the lands pooled or unitized therewith and Seller’s interests therein, including all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Coal, the Coal Reserves, the lands pooled or unitized therewith and Seller’s interests therein, together with the right to demand, receive, collect and enforce the payment of proceeds from all mineral rights (including, without limitation, the Coal Reserves) now produced from the Coal Asset;

(d)  All rights, titles, interests and estates now owned by Seller in and to all surface fees and fee estates described in Section B of this Exhibit A, equipment yards, office sites, improvements, and buildings or structures located thereon, whether such surface fees, fee estates, equipment yards, office sites, or buildings or structures are fee simple estates, leasehold estates or otherwise, together with all present and future rights, titles, easements and estates now owned by Seller under or in connection with such interest (all of which properties described in this Section A are referred to collectively as the “Surface Rights”);

(e)  All tenements, hereditaments, appurtenances, mining rights and properties in anywise appertaining, belonging, affixed or incidental to the Coal Reserves, rights, titles, interests and estates described or referred to in paragraphs (a) and (b) above, which are owned by Seller, including, without limitation, any and all property, real or personal (including all equipment and machinery), owned and situated upon, used, held for use, or useful in connection with the operating, working, extraction, treatment, marketing, gathering, transporting or development of any of such Coal Reserves or the lands pooled or unitized therewith and including any and all surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties;

(f) All of the rights, titles and interests of every nature whatsoever owned by Seller in and to the Coal Reserves rights, titles, interests and estates and every part and parcel thereof; all rights of Seller to Liens and security interests securing payment of proceeds from the sale of production from the Coal Asset, including, but not limited to, those Liens and security interests provided in §9.319 of the applicable Uniform Commercial Code, as amended from time to time, any other statute enacted in the jurisdiction in which the Coal Reserves are located or statute made applicable to the Coal Reserves under federal law (or some combination of federal and state law); together with any and all renewals and extensions of any of the Coal Reserves rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above;

(g)  All accounts, contract rights, inventory, choses in action (i.e., rights to enforce contracts or to bring claims thereunder), commercial tort claims, general intangibles, insurance contracts, insurance policies, goods, equipment, condemnation proceeds, condemnation awards, and insurance proceeds (regardless of whether the same arose, and/or the events which gave rise to the same occurred, on or before or after the date hereof) and all proceeds and products thereof and payments in lieu of production, whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, or other assets and regardless of whether such payments accrued, and/or the events which gave rise to such payments occurred, on or before or after the date hereof, including, without limitation, “take or pay” payments and similar payments, payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or similar obligations or other obligations under a production sales contract, payments received in buyout or buydown or other settlement of a production sales contract, and payments received under a balancing or similar agreement as a result of (or received otherwise in settlement of or pursuant to judgment rendered with respect to) rights held by Seller as a result of Seller (and/or its predecessors in title) taking or having taken less coal from lands covered by a Coal Reserves (or lands pooled or unitized therewith) than its ownership of such Coal Reserves would entitle it to receive;

(h)           All licenses, permits and other regulatory approvals held by Seller relating to the Coal Asset;

(i)   All of the files, records, information and data, whether written or electronically stored, primarily relating to the Assets in Seller’s or its Affiliates’ possession, including:  (i) land and title records (including abstracts of title, title opinions and title curative documents); (ii) contract files; (iii) correspondence; (iv) operations, environmental and production records; (v) facility and Coal Reserve records; (vi) geologic technical data, including logs, maps and Seller’s interpretations thereof; and (vii) copies of any environmental studies that have been prepared with respect to the Coal Assets; and

(j)  All proceeds of all of the rights, titles and interests of Seller described in the foregoing paragraphs (a) through (i) above, whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, payment intangibles, general intangibles, fixtures, real/immovable property, personal/movable property or other assets.

Section (B).
FAYETTE TOWNSHIP

Tract 1 - Commencing at the northwest corner of the northwest quarter of Section 24, Township 13 North, Range 10 West, and running thence south 65-1/3 rods; thence east 90 rods; thence north 65-1/3 rods; thence west to the place of beginning; also,

Tract 2 - The north half of the east half of the southwest quarter of Section 24, Township 13 North, Range 10 West, containing 40 acres, more or less; also,

Tract 3 - The West half of the southwest quarter of Section 24, Township 13 North, Range 10 West,  consisting of 80 acres, more or less; also,

Tract 4 - The south half of the southwest quarter of Section 13, Township 13 North, Range 10 West, consisting of 80 acres, more or less; also,

Tract 5 - The south half of the northeast quarter and the north half of the southeast quarter of Section 23, Township 13 North, Range 10 West; also,

Tract 6 - Commencing at a point 19 ½  rods south of the northwest corner of the southwest quarter of the northwest quarter of Section 24, Township 13 North, Range 10 West, thence due south on the west section line of said Section 24 to the southwest corner of said northwest quarter; thence due east to the southeast corner of the aforesaid southwest quarter of the said northwest quarter; thence due north to the center of Coal Creek and thence in a northwesterly direction following the meanderings of said Coal Creek, to the place of beginning.

Tract 7 - The south half of the north half of the southwest quarter of Section 13, Township 13 North, Range 10 West except the coal of the Coal Creek vein of coal under the surface of 1 (1) acre of ground under and about the buildings now location of said premises, consisting of 40 acres, more or less; also,

Tract 8 - Eight and eight-ninths (8-8/9) acres off of the north end of the northwest quarter of the northwest quarter of Section 25, Township 13 North, Range 10 West; also,

Tract 9 - The southeast quarter of the southeast quarter of Section 14, Township 13 North, Range 10 West; also the northeast quarter of the northeast quarter of Section 23, Township 13 North, Range 10 West, except that portion of said quarter section last-above described lying west of the creek in the southwest corner thereof consisting of about one (1) acre; the whole consisting of 39 acres, more or less; also,

Tract 10 - The east half of the southwest quarter of Section 14, Township 13 North, Range 10 West, consisting of 80 acres, more or less; also,

Tract 11 - The west half of the southeast quarter of Section 14, Township 13 North, Range 10 West, also the northwest quarter of the northeast quarter of Section 23 in said township and range; also all that part of the northeast quarter of the northeast quarter of Section 23, Township 13 North, Range 10 West, which lies west of the creek running through said quarter, containing one (1) acre, more or less, in the southeast corner of said section, in all containing 121 acres, more or less; also,

Tract 12 - Commencing 65-1/3 rods south of the northwest corner of Section 24, Township 13 North, Range 10 West; thence running east 90 rods; thence south to the center of Coal Creek; thence northwesterly with the meanderings of said creek to the west line of said Section 24; thence north to the place of beginning, containing 38 acres, more or less; also,

Tract 13 - The north half of the north half of the southwest quarter of Section 13, Township 13 North, Range 10 West, except the coal of the Coal Creek vein of coal under the surface of one (1) acre of ground under and about the building now located on said premises.

Tract 14 - The north east quarter of the southeast quarter in Section 14, Township 13 North, Range 10 West, containing 40 acres, more or less.

Tract 15 - The Northeast Quarter of the Northwest Quarter of Section 23, Township 13 North, Range 10 West, consisting of 40 acres, more or less.

Tract 16 - The Southeast Quarter of the Southwest Quarter of Section 24, Township 13 North, Range 10 West, consisting of 40 acres, more or less.

Tract 17 - The East half (1/2) of the Southeast quarter (1/4) of the Southeast quarter (1/4) of Section twenty-two (22), Township thirteen (13) North, Range ten (10) West of the Second Principal meridian; also twelve (12) acres off the North side of the Northeast quarter (1/4) of the Northeast quarter (1/4) of section twenty-seven (27) in Township thirteen (13) North, Range ten (10) West of the Second Principal Meridian, containing in all thirty-two (32) acres; also

Tract 18 - The South half (1/2) of the Southwest quarter (1/4) and the Southwest quarter (1/4) of the Southeast quarter (1/4), and the West half (1/2) of the Southeast quarter (1/4) of the Southeast quarter (1/4), all in Section twenty-two (22) Township thirteen (13) North of Range ten (10) West, containing one hundred forty (140) acres, more or less; also

Tract 19 - Five (5) acres off the West side of the Southwest quarter (1/4) of the Northeast quarter (1/4) of Section twenty-two (22) of Township thirteen (13) North of Range ten (10) West, except one acre in the Northwest corner thereof used as a graveyard, and said one acre tract more particularly described in Deed Record 53, page 309 of the Deed  Records of said County and State; also

Tract 20 - The Southwest quarter (1/4) of the Northeast quarter (1/4) of Section twenty-two (22) Township thirteen (13) North of Range ten (10) West, except five acres off of the West side thereof.

Also, the Northwest quarter (1/4) of the Southeast quarter (1/4) of Section twenty-two (22) Township thirteen (13) North of Range ten (10) West;

Also, one acre off of the West side of the Northeast quarter (1/4) of the Southeast quarter (1/4) of Section twenty-two (22) Township thirteen (13) North of Range ten (10) West; also

Tract 21 - Twenty-nine (29) acres off of the South side of the Northeast quarter (1/4) of the Southwest quarter (1/4) of Section twenty-two (22) Township thirteen (13) North of Range ten (10) West; also

Tract 22 - The East half (1/2) of the Northeast quarter(1/4) of the Northeast quarter (1/4) of Section twenty-two (22), Township thirteen (13) North, Range ten (10) West; also, thirty-two (32) acres off of the East side of the Southeast quarter (1/4) of the Northwest quarter (1/4) of Section twenty-two (22), Township thirteen (13) North of Range ten (10) West, except that part conveyed by John Tucker, et al, to Jonathon Whitezel, Charles Eddington and Henry G. McAdams, Trustees of the United Brethren in Christ, as per deed dated October 16, 1849 and recorded in Deed Record 15, page 33 of the Deed Records of said County; also, except that part conveyed by Frederick Vermillion, administrator of the Estate of Mary B. Vermillion, deceased, to James W. Popham, James M. Whitesel, and Jacob Tritt, Trustees of Rose Hill U.N. Church, as per deed recorded in Deed Record 95, page 574 and dated October 25, 1897; also

Tract 23 - Eleven (11) acres off of the North side of the Northeast quarter (1/4) of the Southwest quarter (1/4) of Section twenty-two (22) Township thirteen (13) North of Range ten (10) West; also

Tract 24 - The Northwest quarter (1/4) of the Northwest quarter (1/4) of Section twenty-three (23), Township thirteen (13) North, of Range ten (10) West, except the coal of the coal creek vein under the surface of one acre of land under and about the buildings new on said premises, also except one acre of land in the Northwest corner of the above described real estate, the North line of which is 14 rods South of the North Line of said Section and the West line of which is 19 rods East of the West line of said Section, and said one acre of land being in a square form; also

Tract 25 - Commencing at the Northwest corner of the Southwest Quarter (1/4) of Section Twenty-three (23), Township Thirteen (13) North of Range Ten (10) West; thence South Four Hundred thirty-eight and two tenths (438.2) feet; thence East to a point in the East line of the West half of said quarter (1/4) Section four hundred thirty-eight and two tenths (438.2) feet South of the Northeast corner of said West half (1/2) of said quarter (1/4) section; thence North to the Northeast corner of said West half (1/2) of said quarter (1/4) section; thence West to the place of beginning; also

Tract 26 - The Southwest Quarter (1/4) of the Southwest Quarter (1/4) of Section Twenty-three (23) Township thirteen (13) North, Range ten (10) West.  Also, twenty-six and seventy-two hundredths (26.72) acres off the South side of the Northwest quarter (1/4) of the Southwest quarter (1/4) of Section twenty-three (23), Township thirteen (13) North, of Range ten (10) West; also

Tract 27 - The Southwest quarter (1/4) of the Northwest quarter (1/4) of Section twenty-three (23), Township thirteen (13) North,, Range ten (10) West; also

Tract 28 - Forty-eight (48) acres off of the West side of the South half (1/2) of the Northwest quarter (1/4) of Section twenty-two (22), Township thirteen (13) North of Range ten (10) West.

Tract 29 – The North West Quarter (1/4) of Section twenty (20), Township thirteen (13) North of Range nine (9) West.

Tract 30 – The Northwest Quarter (1/4) of Section Thirty (30), Township Thirteen (13) North of Range Nine (9) West, except seven (7) acres off the West side of the North Half of said North West Quarter (1/4), Also, except Twenty-two (22) acres off the East side of the South half of said North West Quarter (1/4) containing in all Ninety-seven and one-half (97 ½) acres.

Tract 31 – Five (5) acres in a triangular form lying East of and adjoining eleven (11) acres off the East side of the North half of the North West Quarter (1/4) of Section Thirty (30), Township Thirteen (13) North of Range Nine (9) West, and bounded on the East by the Clinton Gravel Road, and being in the North West Quarter (1/4) of the North East Quarter of Section Thirty (30), Township and Range aforesaid and the same five acre tract set off to Anna Butler in Petition Cause No. 18275 Vigo Circuit Court.

Tract 32 – Seven (7) Acres off the North end of Fourteen (14) rods off the West side of the Northwest Quarter (1/4) of Section Thirty (30), Township Thirteen (13) North, Range Nine (9) West.

Tract 33 – Twenty-two (22) acres off the East side of the Southeast Quarter of the Northwest Quarter of Section Thirty (30), Township Thirteen (13) North, Range Nine (9) West.

Tract 34 – The Northeast Quarter of the Northeast Quarter of Section 30, Township 13 North, Range 9 West.

Tract 35 – Fifteen (15) acres, more or less, in the Northwest corner of the Northeast Quarter of Section 30, Township 13 North, Range 9 West, bounded as follows, to-wit:  Beginning 121 rods Northeast of the center of said Section 30, by the course and in the center of the Clinton Road, at a White Oak Tree; running thence West to the West line of the Northeast Quarter of Section 30; thence North to the Northwest corner of said Quarter Section; thence East to the center of Clinton Road; thence Southwestwardly along center of said road to the place of beginning.

Tract 36 – Twenty (20) acres off the West end of Fifty-two (52) acres off the East end of the South Half of the Northeast Quarter of Section Thirty (30), Township Thirteen (13) North, Range Nine (9) West.

Tract  37 – The South Half (1/2) of the Northeast Quarter (1/4) of Section Thirty (30), Township Thirteen (13) North, Range Nine (9) West, except Fifty-two (52) acres off the East end thereof, excepting therefrom, however, the top vein of coal, commonly known as the Coal Creek Vein of Coal.

Tract 38 – Nine and one-third acres, more or less, being a part of the Northwest Quarter of the Northeast Quarter of Section 30, Township 13 North, Range 9 West, bounded as follows:  Beginning at the Northeast corner of said Northwest Quarter of the Northeast Quarter, and running due South 50 rods, thence due West 16 rods, thence Northwest down the center of a deep hollow 61 rods to the section line, thence East along said line 38 ½ rods to the place of beginning, known as land belonging formerly to Susan Case, deceased, excepting therefrom, however, the Number Six or first workable vein or seam of coal.

Tract 39 – Beginning 50 rods South of the Northeast corner of the North West Quarter of the Northeast Quarter of Section Thirty (30), Township Thirteen (13) North, Range Nine (9) West, and running thence West to the center of the Clinton Free Gravel Road, thence Southerly along the center line of said Free Gravel Road to the South line of said Northwest Quarter of the Northeast Quarter of said Section 30, thence East to the Southeast corner of said Northwest Quarter of the Northwest Quarter of said Northeast Quarter, thence North to the place of beginning, containing Thirteen (13) acres, more or less, excepting therefrom, however, the Indiana Number Six vein or seam of coal.

Tract 40 – Also the Southwest Quarter of the Northeast Quarter of said Section 19, containing 40 acres, more or less.  Excepting therefrom the 100 foot strip of land conveyed to William F.  Peter (for C.T.H. & S.E.RY.) by deed dated January 18, 1913, recorded in Deed Record 136, Page 220, and except the 100 foot strip of land conveyed to The Ohio Oil Company by deed dated February 22, 1950 and recorded in Deed Record 260, Page 378.

Subject to an Easement and Lease for an electric transmission line and facilities granted to Wabash Valley Electric Company dated February 26, 1926, recorded in Miscellaneous Record 43, Page 406.

Tract 41 – The East Half of the Northeast Quarter of Section 19, Township 13 North of Range 9 West.  Also, all that part of the Northwest Quarter of the Northeast Quarter of Section 19, Township 13 North, Range 9 West, lying East of the free gravel road passing through said Northwest Quarter of said Northeast Quarter of Section 19.

Tract 42 – The Northwest Quarter of the Northeast Quarter of Section 19, Township 13 North,  Range 9 West, lying West of Public Highway containing 32 acres, more or less.

Tract 43 – Commencing at the Southwest corner of the North West Quarter of Section Nineteen (19), Township Thirteen (13) North, and Range Nine (9) West; thence East 123 rods to a stone; thence North 37 rods; thence South 80 degrees West to the West line of said Section; thence South to a place of beginning; containing 21 ½ acres, except 10 ½ acres off the South side thereof.

Tract 44 – Commencing 19 rods North of the Southwest corner of the Northwest Quarter of said Section Nineteen (19) thence North 4 rods; thence South 83 degrees East 13 rods 2 ½  links; thence Southwestwardly to the place of beginning; containing 15/100 acres, more or less.

Tract 45 – Ten and one-half (10-1/2) acres off the South side of One Hundred Twenty-three (123) rods off the West side of the Northwest Fractional Quarter Section Nineteen (19), Township Thirteen (13) North, of Range Nine (9) West.

Tract 46- Eight and one-half (8 ½) acres off the West side of the following described tract of land, to-wit:  The Northwest Quarter of Section Nineteen (19), Township Thirteen (13) North, Range Nine (9) West, except Twenty-one and sixty-seven and one-half (21.67 ½) acre tract off the South end of said Northwest Quarter and being the same tract of land set off to Amanda Swinford in Cause No. 9404 of the Vigo Circuit Court of said County and State wherein Francis M. Pickrell was plaintiff and Emily Pickrell et al were defendants which partition proceedings are of record in Order Book 29, Page 188 of said Vigo Circuit Court.

Tract 47 – Part of the Northwest Quarter of Section Nineteen (19), Township Thirteen (13) North of Range Nine (9) West, described as follows, to-wit:  Commencing at the North East corner of the Northwest Quarter of said Section Nineteen (19); running thence South with the half section line to a stone which is thirty-seven (37) rods North of the Southeast corner of said Northwest Quarter; thence South eighty (80) degrees West to the East line of a fourteen (14) acres tract of land set off to Emily and Harvey Pickrell, Amanda Greenlee, Laura Pennington, Mary, Florence, and James Pickrell, in said Northwest Quarter in a suit of partition in Cause No. 9404, wherein Francis N. Pickrell was plaintiff and Emily Pickrell, et al were defendants, and which partition is of record in Order Book 29, Page 188, of the Vigo Circuit Court; thence North with the East line to the said fourteen (14) acre tract of land set off to said Emily Pickrell, et al. to the North line of said Northwest Quarter; thence East with the North line of said Quarter to the place of beginning.

Tract 48 – Fourteen (14) acres of land in the Northwest Quarter of said Section Nineteen (19), Township Thirteen (13) North, of Range Nine (9) West, which was set off by the Commissioners in said Cause No. 9404 of the Vigo Circuit Court, wherein Francis N. Pickrell was plaintiff, and Emily Pickrell et al. were defendants, as shown by Order Book 29, Page 188, to Emily and Harvey Pickrell, Laura Pennington, Amanda Greenlee, Mary, Florence, and James Pickrell.

Tract 49 – Twenty-four and one half acres (24.5) off the East side of thirty-three (33) acres off the West side of all that portion of the Northwest Quarter of said Section Nineteen (19) North of the two following described tracts:

Commencing at the Southwest corner of the North West Quarter of Section Nineteen (19), Township Thirteen (13) North, and Range Nine (9) West; thence East 123 rods to a stone; thence North 37 rods; thence South 80 degrees West to the West line of said Section; thence South to a place of beginning; containing 21 ½ acres, except 10 ½ acres off the South side thereof.

Also, Commencing 19 rods North of the Southwest corner of the Northwest Quarter of said Section Nineteen (19) thence North 4 rods; thence South 83 degrees East 13 rods 2 ½  links; thence Southwestwardly to the place of beginning; containing 15/100 acres, more or less.

Tract 50 – One Hundred and seven (107) acres off of the West side of the Northeast Quarter (1/4) of Section Twenty-four (24), Township Thirteen (13) North of Range Ten (10) West, except two (2) acres under and about the buildings upon said premises of the first vein of coal, known as the Coal Creek Vein of coal.  Except, also, all coal underlying the permanent buildings now situated upon said described real estate.

Tract 51 – Fifty-three (53) acres off of the East side of the Northeast Quarter (1/4) of Section Twenty four (24), Township Thirteen (13) North, of Range Ten (10) West, save and except three (3) acres of the top or Coal Creek Vein of coal underlying the buildings and building lots on said premises.

Tract 52 – The West Half of the Southwest Quarter of Section 20, Township 13 North, Range 9 West.

Tract 53 – Thirty (30) acres off the East end of the North Half of the North East Quarter of Section Twenty-five (25), Township Thirteen (13) North, Range Ten (10) West.

Tract 54 – The Southeast Quarter of the Southwest Quarter of Section Nineteen (19), Township Thirteen (13) North of Range Nine (9) West, containing Thirty-one and fifty-seven hundredths (31.57) acres.

Tract 55 – The Southwest Quarter (1/4) of the Southwest Quarter (1/4) of Section Nineteen (19), Township Thirteen (13) North of Range Nine (9) West, containing Thirty-one and fifty-seven hundredths (31.57) acres and

Tract 56 – The North Half of the South West Quarter (1/4) of Section Nineteen (19), Township Thirteen (13) North of Range Nine (9) West, containing Sixty-three and fourteen hundredths (63.14) acres, and

Tract 57 – The North Half of the Southeast Quarter of said Section 19, Township 13 North, of Range 9 West, except 20 acres off the East side thereof.  Excepting therefrom 2.77 acres conveyed to Alva L. Wallace and Nellie M. Wallace by deed dated January 2, 1951, recorded in Deed Record 264, Page 362.

Subject to an Easement and Lease for an electric transmission line and facilities granted to Wabash Valley Electric Company dated February 26, 1926, recorded in Miscellaneous Record 43, Page 406.

Tract 58 – Twenty (20) acres off the East side of the North One-Half  (1/2) of the Southeast Quarter of Section 19, Township 13 North, Range 9 West.

Tract 59 – The South Half of the Southeast Quarter of Section 19, Township 13 North, Range 9 West.

Tract 60 – The Southeast Quarter of the Southeast Quarter of Section Twenty-four (24), Township Thirteen (13) North, Range Ten (10) West, except all that part of said Quarter Quarter Section lying North and East of a line parallel to the one hundred (100) feet South Westerly from center line of an extension of the Southern Indiana Railway Company through Vigo County, Indiana, as now located, such exception containing seven and nine hundred eighty-one thousandths (7.981) acres.

Tract 61 – The Southwest Quarter ( ¼) of the Southeast Quarter ( ¼ ) of Section Twenty-four (24) in Township Thirteen (13) North of Range Ten (10) West.

Tract 62 – The North Half of the Southeast Quarter of Section Twenty-four (24), Township Thirteen (13) North of Range Ten (10) West, containing Eighty (80) acres.

Tract 63 – Southeast Quarter ( ¼) of the Southeast Quarter ( ¼) of Section Twenty-four (24), Township Thirteen (13) North of Range Ten (10), lying North and East of said line parallel to and one hundred (100) feet Southwesterly from said center line of said extension of said Southern Indiana Railway Company, through said Vigo County, except the top vein known as the Coal Creek Vein, with the right to mine and remove the same.

EXHIBIT D

ASSUMPTION AGREEMENT
EXECUTION COPY

ASSUMPTION AGREEMENT

This ASSUMPTION AGREEMENT (this “Agreement”) dated as of September 24, 2012, by LIMA ENERGY COMPANY, an Ohio corporation (the “Company”), for the benefit of THIRD EYE CAPITAL CORPORATION, as administrative agent for the GEI Lenders (as defined below) (the “GEI Notes Agent”), THIRD EYE CAPITAL CORPORATION, as administrative agent for the Noteholders (as defined below) (the “NPA Notes Agent”), the GEI Lenders (as defined below), and the Noteholders (as defined below).

PRELIMINARY STATEMENTS

(1)           Reference is made to the Note Purchase Agreement dated as the date hereof (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Note Purchase Agreement”) among the Company, USA Synthetic Fuel Corporation, a Delaware corporation (“USASF”), the Noteholders from time to time party thereto and the NPA Notes Agent.

(2)           Pursuant to the Purchase and Sale Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified in writing from time to time prior to the date hereof in accordance with its terms, to the extent permitted in accordance with the Note Purchase Documents (as defined below)) among Global Energy, Inc., an Ohio corporation (“GEI”), the Company, and USASF (the “PSA”), the Company has agreed to purchase the Coal Asset (as defined in the PSA) from GEI.

(3)           GEI has executed and delivered to the GEI Notes Agent (a) that certain Demand Promissory Note dated June 5, 2012, and payable to the GEI Notes Agent in the principal amount of $14,000,000 (the “First GEI Note”), and (b) that certain Demand Promissory Note dated the date hereof, and payable to the GEI Notes Agent in the principal amount of $11,000,000 (the “Second GEI Note”, and together with the First GEI Note, the “GEI Notes”).

(4)           The GEI Notes are secured by that certain Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement dated effective June 5, 2012, executed and delivered by GEI for the benefit of the GEI Notes Agent and recorded on June 6, 2012, with the County Recorder of Vigo County, Indiana, under instrument number 2012008353, which creates a perfected, first priority lien on and security interest in, among other things, the Coal Asset (the “GEI Mortgage”).

(5)           The execution and delivery of this Assumption Agreement is a condition precedent to the obligation of the Noteholders to purchase Notes under the Note Purchase Agreement.

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NOW THEREFORE, in consideration of the foregoing premises and in order to induce the Noteholders to purchase the Notes under the Note Purchase Agreement, the Company hereby agrees as follows:

SECTION 1.   Defined Terms.  As used in this Agreement, the terms listed in this Section 1 shall have the respective meanings set forth in this Section 1.

“GEI Collateral” means all property of GEI, now owned or hereafter acquired, upon which a lien or security interest is purported to be created by any GEI Security Document.

“GEI Lenders” means the collective reference to the Lenders (as defined in the First GEI Note) and the Lenders (as defined in the Second GEI Note).

“GEI Loan Documents” means the collective reference to the Loan Documents (as defined in the First GEI Note) and the Loan Documents (as defined in the Second GEI Note”).

“Noteholders” has the meaning specified in the Note Purchase Agreement.

“Notes” has the meaning specified in the Note Purchase Agreement.

“GEI Security Documents” means the collective reference to the Security Documents (as defined in the First GEI Note) and the Security Documents (as defined in the Second GEI Note).

SECTION 2.  Assumption of GEI Loan Documents; Etc.  The Company hereby unconditionally and irrevocably assumes, and agrees that it will perform and observe, all obligations, covenants and agreements to be performed by GEI under the GEI Notes, the GEI Mortgage and the other GEI Loan Documents to which GEI is a party, as if the Company were an original party thereto and a primary obligor thereunder.  In addition, the Company unconditionally and irrevocably assumes all liabilities of GEI arising out of all representations, warranties, documents, instruments and certificates made or delivered by GEI under or in connection with the GEI Loan Documents (including, without limitation, the punctual payment when due of all principal, interest and fees owing thereunder from time to time).  Further, the Company hereby unconditionally and irrevocably confirms and agrees that the GEI Loan Documents assumed by the Company hereunder are, and shall continue to be, in full force and effect in accordance with their respective terms and are ratified and confirmed by the Company in all respects and for all purposes, and the GEI Mortgage and the other GEI Security Documents to which the Company is a party and all of the GEI Collateral described therein do, and shall continue to, secure the payment of all obligations, indebtedness and liabilities purported to be secured thereby in accordance with their respective terms.

SECTION 3.   Representations and Warranties.  The Company represents and warrants to the NPA Notes Agent, the GEI Notes Agent, the GEI Lenders and the Noteholders that it has reviewed the GEI Loan Documents.  The Company makes each of the representations and warranties of GEI set forth in the GEI Notes, the GEI Mortgage, and each other GEI Loan Document to which GEI is a party, all as if the Company were a party to the GEI Notes, the GEI Mortgage and such other GEI Loan Documents and had originally executed and delivered such documents and instruments, and confirms that each such representation and warranty is true and correct on and as of the date hereof and that no default or event of default has occurred and is continuing under any GEI Loan Document.

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SECTION 4.   Third Party Beneficiaries.  This Agreement is for the sole benefit of the GEI Notes Agent, the NPA Notes Agent, the GEI Lenders, and the Noteholders and their respective successors and assigns and nothing herein, express or implied, is intended to or shall confer on any other Person any legal or equitable benefit or remedy under or by reason of this Agreement.

SECTION 5.  Delivery by Facsimile. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic means shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 6.   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio and shall be binding upon the parties hereto and their respective successors and assigns; provided that the Company shall have no right to assign or delegate any of its rights, obligations or liabilities hereunder.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

LIMA ENERGY COMPANY

By:
Name:	Lynne R. Graves
Title:	Secretary

STATE OF OHIO	)
)SS:
COUNTY OF HAMILTON	)

Before me, a Notary Public, in and for said county and state, personally appeared Lynne R. Graves, as Secretary of Lima Energy Company, an Ohio corporation, who, being first duly sworn, acknowledged the execution of the foregoing Assumption Agreement for and on behalf of Lima Energy Company.

Witness my hand and Notarial Seal this __ day of September, 2012.

Notary Public

Printed Name

[SEAL]

I am a resident of _______________ County, _________.

My commission expires: ___________________________.

I affirm, under the penalties for perjury, that I have taken reasonable care to redact each Social Security number in this document, unless required by law:  Mark B. Knowles

This instrument was prepared by:
Mark B. Knowles
Condon Thornton Sladek Harrell PLLC
8080 Park Lane, Suite 700
Dallas, Texas 75231

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DISCLOSURE SCHEDULE

None

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